UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03752

AMG FUNDS III

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2015 – December 31, 2015

                           (Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

AMG Funds

December 31, 2015

AMG Managers Bond Fund

Service Class: MGFIX     |     Institutional Class: MGBIX

AMG Managers Global Income Opportunity Fund: MGGBX

AMG Managers Special Equity Fund

Service Class: MGSEX     |     Institutional Class: MSEIX

www.amgfunds.com	AR078-1215

AMG Funds

Annual Report—December 31, 2015

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS
AMG Managers Bond Fund	4
AMG Managers Global Income Opportunity Fund	17
AMG Managers Special Equity Fund	26

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	37

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	43
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	45
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	46
Detail of changes in assets for the past two years

Financial Highlights	47
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Highlights	50

Notes to Financial Statements	51
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	61

TRUSTEES AND OFFICERS	62

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

Overall, U.S. equity investors achieved modest positive returns for the year ended December 31, 2015, although the second half of the year was characterized by a notable increase in volatility. The S&P 500 Index, a widely followed barometer of the U.S. equity market, returned 1.4% during the past twelve months. However, the U.S. equity market did experience its first correction in four years in August, losing just over 10% of its value in a little more than a week. Fortunately, those losses were almost entirely recovered by the end of the period. Investors had to process the first rate increase from the U.S. Federal Reserve +0.25% in nearly six years, a continued slowing of growth in China and the implications for global economic growth and the impact of commodity prices falling to lows not seen since 2009. During the year, there was significant dispersion in performance across sectors, with consumer discretionary and health care stocks returning 6% while companies within the energy sector fell (23)%. Meanwhile, international stocks fell during the prior year, returning (5.7)%, as measured by the MSCI All Country World ex USA Index (in U.S. Dollar terms). International investment returns in U.S. Dollar terms were negatively impacted by continued strengthening in the U.S. Dollar.

The Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 0.6% for the year ended December 31, 2015. Interest rates rose modestly during 2015, providing some pressure on bond prices. Investors’ appetite for risk declined during the second half of 2015, reflected in the (4.5)% decline in the Barclays U.S. Corporate High Yield Bond Index.

Our foremost goal at AMG Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively-managed, return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffrey Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2015
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500 Index)	1.38%	15.13%	12.57%
Small Caps	(Russell 2000® Index)	(4.41)%	11.65%	9.19%
International	(MSCI All Country World ex USA Index)	(5.66)%	1.50%	1.06%
Bonds:
Investment Grade	(Barclays U.S. Aggregate Bond Index)	0.55%	1.44%	3.25%
High Yield	(Barclays U.S. Corporate High Yield Bond Index)	(4.47)%	1.69%	5.04%
Tax-exempt	(Barclays Municipal Bond Index)	3.30%	3.16%	5.35%
Treasury Bills	(BofA Merrill Lynch 6-month U.S. Treasury Bill)	0.22%	0.17%	0.19%

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Expense Ratio for	Beginning Account Value	Ending Account Value	Expenses Paid During
Six Months Ended December 31, 2015	the Period	7/01/15	12/31/15	the Period*
AMG Managers Bond Fund
Service Class
Based on Actual Fund Return	0.99%	$1,000	$987	$4.96
Hypothetical (5% return before expenses)	0.99%	$1,000	$1,020	$5.04

Institutional Class
Based on Actual Fund Return	0.89%	$1,000	$988	$4.46
Hypothetical (5% return before expenses)	0.89%	$1,000	$1,021	$4.53
AMG Managers Global Income Opportunity Fund
Based on Actual Fund Return	0.89%	$1,000	$956	$4.39
Hypothetical (5% return before expenses)	0.89%	$1,000	$1,021	$4.53
AMG Managers Special Equity Fund
Service Class
Based on Actual Fund Return	1.36%	$1,000	$914	$6.56
Hypothetical (5% return before expenses)	1.36%	$1,000	$1,018	$6.92

Institutional Class
Based on Actual Fund Return	1.11%	$1,000	$915	$5.36
Hypothetical (5% return before expenses)	1.11%	$1,000	$1,020	$5.65

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), then divided by 365.

AMG Managers Bond Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

The AMG Managers Bond Fund (Service Class) (the “Fund”) returned (2.2)% for the year ended December 31, 2015, underperforming the Barclays U.S. Government/Credit Bond Index, which returned 0.2%.

The Fund posted negative absolute returns for the year. Performance can be largely attributed to sector allocation in out-of-benchmark positions, particularly within non-U.S. Dollar denominated securities and secondarily in high-yield securities.

Government-related securities were additive over the period, and outperformed duration-matched U.S. Treasuries. Security selection, sector allocation and yield-curve posture all proved beneficial in this space. An underweight allocation to U.S. Treasuries and Agencies coupled with shorter duration in these sectors was detrimental to relative return.

Securitized holdings contributed to relative performance. Sector allocation was the main driver to outperformance in these out-of-benchmark holdings over the year.

Non-U.S. Dollar-denominated securities hampered excess returns. The Mexican Peso, New Zealand Dollar and Canadian Dollar denominated holdings weighed on performance.

Below-investment-grade holdings limited returns as the commodity-linked basic industry and energy sectors weighed heavily on performance. Investment-grade industrial securities diminished relative performance as well, but were more than offset by positive contributions from investment-grade financials and utilities.

LOOKING FORWARD

For some time, the global credit cycle has favored developed over emerging economies. The one-two punch of China shifting to a less commodity-intensive growth model and the U.S. Federal Reserve (the Fed) tightening monetary policy dramatically accelerated this transition. We believe major developed economies should prove resilient and ultimately emerge as the new engines of global growth for the remainder of this cycle.

Headwinds to the global economy certainly remain. Commodity prices may be pressured in the short run, but we think oil prices should rebound by the end of 2016. The U.S. Dollar may also continue to appreciate modestly as monetary policy divergence continues. However, we think the most dramatic moves are behind us. While some claim widening credit spreads could signal an imminent recession, we see little evidence to support that outcome. Instead, we expect 2016 to be a year of transition and recovery. In an environment of lower commodity prices and higher interest rates, countries that have been deleveraging since the Great Recession, notably the U.S., Europe and Japan, should eventually drive global growth.

It may not feel like a robust global expansion, but we believe a slow, steady, self-sustaining recovery is in the cards for developed markets.

We do not think China will have a hard landing, but its economic transition has already created a hard landing for those countries dependent on its prior investment-driven growth model. We expect a managed transition from investment to consumption but not a game-changing policy response. The economy will follow an L-shaped recovery path; it won’t be V-shaped. Financial conditions will also remain tight.

Debt growth was most excessive among the Emerging Market darlings known as the BRICs (Brazil, Russia, India and China). The boom years are over, government budgets are shrinking and credit conditions will likely continue to tighten. The ending of recessions in Brazil and Russia will boost the headline growth rate for Emerging Markets, but future adjustments will be drawn out and painful. Structural reforms could help reorient economies toward new growth drivers. Meaningful change is on the horizon, but it requires a political response that is typically driven by major economic disappointments.

Japan is reforming its economy in slow motion. Prime Minister Abe introduced “three new arrows,” part fiscal stimulus and part micro reforms intended to boost long-term productivity by raising birth rates and expanding the labor force. However, tax and welfare reforms have lost momentum, and medical and pension system reforms to address the rising costs of an aging population have stalled. Corporations have continued to hoard profits and add little debt to balance sheets. The goal of 2% inflation also remains elusive. The central bank may not be able to take its foot off the monetary gas pedal for a while.

European growth finally gained traction as fiscal austerity and bank stress tests moved into the rear-view mirror. Expanding bank credit, lower oil prices, lower interest rates, a weaker currency and quantitative easing boosted activity and eased financial conditions. The biggest boost to growth has passed, and growth should downshift modestly in 2016. The European Union’s complex political system is its Achilles heel. Political risks will escalate with each additional year that growth proves insufficient to restore jobs lost in the downturn. Still, we feel fiscal and monetary policies remain supportive, and conditions for a continued recovery remain intact.

The U.S. economic expansion is expected to continue. However, slowing global growth will pressure the financial markets; call it a profit recession. Much of the pressure on corporate profits has resulted from weakening global growth, but the energy sector has weighed heavily on profits as well. Falling commodity prices, a global inventory correction in manufacturing, weaker exports and stronger Dollar are symptoms of slowing global demand. Credit spreads have widened substantially, causing investors to wonder if a recession is near. Yet, the domestic U.S. economy has been resilient. Job growth remains well above what is considered sustainable and is far from contracting — a requirement for a recession. Domestic consumption is a key for continued growth.

Rising wages and employment and low gasoline prices, inflation and interest rates encourage consumer spending. With vastly improved household and corporate balance sheets, deleveraging is done. Moving into 2016, federal government spending is set to rise as well, lending additional economic support.

This commentary reflects the viewpoints of the portfolio manager, Loomis, Sayles & Company, as of December 31, 2015 and is not intended as a forecast or guarantee of future results.

4

AMG Managers Bond Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG Managers Bond Fund Service Class on December 31, 2005, to a $10,000 investment made in the Barclays U.S. Government/Credit Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Bond Fund and the Barclays U.S. Government/Credit Bond Index for the same time periods ended December 31, 2015.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date
AMG Managers Bond Fund [2,3,4,5]
Service Class[6]	(2.15)%	4.45%	5.70%	8.34%	6/01/84
Institutional Class[7]	(2.05)%	—	—	1.15%	4/01/13

Barclays U.S. Government/Credit Bond Index[8]	0.15%	3.39%	4.47%	7.60%	6/01/84	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars($).
[2]	From time to time, the Fund’s advisor has waived fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[4]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[5]	High yield bonds (also known as “junk bonds”) are subject to additional risks such as the risk of default.
[6]	Formerly shares of the Fund’s sole class, which were reclassified and redesignated as Service Class shares on April 1, 2013.
[7]	Commenced operations April 1, 2013.
[8]	The Barclays U.S. Government/Credit Bond Index is an index of investment-grade government and corporate bonds with a maturity rate of more than one year. Unlike the Fund, the Barclays U.S. Government/Credit Bond Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Bond Fund

Fund Snapshots (unaudited)

December 31, 2015

PORTFOLIO BREAKDOWN

AMG Managers
Category	Bond Fund**
Corporate Bonds and Notes	55.9%
U.S. Government and Agency Obligations	26.8%
Foreign Government and Agency Obligations	6.3%
Asset-Backed Securities	5.0%
Mortgage-Backed Securities	1.3%
Municipal Bonds	1.3%
Preferred Stocks	0.7%
Common Stocks	0.1%
Other Assets and Liabilities	2.6%

**	As a percentage of net assets.

AMG Managers
Rating	Bond Fund***
U.S. Government and Agency Obligations	28.2%
Aaa	3.3%
Aa	1.3%
A	20.2%
Baa	36.9%
Ba & lower	10.1%
N/R	0.0%#

***	As a percentage of market value of fixed-income securities and preferred stocks.
#	Rounds to less than 0.1%.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
U.S. Treasury Notes, 0.375%, 05/31/16*	7.0%
U.S. Treasury Notes, 0.375%, 03/31/16*	6.4
U.S. Treasury Notes, 0.625%, 12/31/16*	6.1
U.S. Treasury Notes, 0.500%, 06/15/16*	5.0
Mexican Bonos Bonds, Series M 20, 10.000%, 12/05/24*	2.3
Shenton Aircraft Investment I, Ltd., Series 2015-1A, Class A, 4.750%, 10/15/42	1.9
Southwestern Electric Power Co., 6.450%, 01/15/19*	1.8
Bank of America Corp., 6.110%, 01/29/37*	1.8
EQT Corp., 6.500%, 04/01/18	1.5
U.S. Treasury Notes, 0.250%, 02/29/16*	1.4

Top Ten as a Group	35.2%

*	Top Ten Holdings as of June 30, 2015.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Bond Fund

Schedule of Portfolio Investments

December 31, 2015

	Principal Amount†		Value
Asset-Backed Securities—5.0%
Chase Issuance Trust, Series 2007-B1, Class B-1, 0.581%, 04/15/19 (01/15/16)[1]		$13,540,000	$13,470,760
FAN Engine Securitization, Ltd., Series 2013-1A, Class 1A, 4.625%, 10/15/43 (a)[2]		11,584,591	11,520,412
Global Container Assets, Ltd., Series 2013-1A, Class A2, 3.300%, 11/05/28 (a)		4,270,000	4,261,880
John Deere Owner Trust 2015,
Series 2015-A, Class A3, 1.320%, 06/17/19		10,065,000	10,011,716
Series 2015-A, Class A4, 1.650%, 12/15/21		3,980,000	3,963,329
Rise, Ltd., Series 2014-1, Class A, 4.750%, 02/15/39 (01/15/16)[1,2]		20,627,552	20,421,277
Shenton Aircraft Investment I, Ltd., Series 2015-1A, Class A, 4.750%, 10/15/42 (a)		48,580,635	48,094,829
Trinity Rail Leasing, L.P.,
Series 2009-1A, Class A, 6.657%, 11/16/39 (a)		3,760,716	4,250,933
Series 2012-1A, Class A1, 2.266%, 01/15/43 (a)		2,477,381	2,414,242
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A, 4.370%, 07/15/41 (a)		5,265,276	5,400,285
Total Asset-Backed Securities (cost $123,195,081)			123,809,663
Corporate Bonds and Notes -55.9%
Financials—24.9%
Ally Financial, Inc.,
4.125%, 02/13/22		7,915,000	7,835,850
8.000%, 11/01/31		1,267,000	1,463,385
Alta Wind Holdings LLC, 7.000%, 06/30/35 (a)		6,623,306	7,095,203
American International Group, Inc., 4.875%, 06/01/22		560,000	604,766
Bank of America Corp.,
6.110%, 01/29/37		38,050,000	43,175,335
7.625%, 06/01/19		2,906,000	3,366,072
EMTN, 4.625%, 09/14/18	EUR	1,750,000	2,082,395
MTN, 3.300%, 01/11/23		900,000	885,892
MTN, 4.250%, 10/22/26		2,610,000	2,583,467
MTN, Series C, 6.050%, 06/01/34		22,100,000	24,161,775
Camden Property Trust, 5.700%, 05/15/17		5,205,000	5,434,707
Capital One NA, 2.400%, 09/05/19		7,795,000	7,712,295
Citigroup, Inc.,
5.130%, 11/12/19	NZD	5,835,000	4,105,220
6.250%, 06/29/17	NZD	37,108,000	26,301,199
Cooperatieve Centrale Raiffeisen-Boerenleenbank,
1.700%, 03/19/18[4]		2,000,000	1,998,984
3.875%, 02/08/22		9,090,000	9,593,441
3.950%, 11/09/22		2,190,000	2,216,771
Crown Castle Towers LLC, 6.113%, 01/15/20 (a)		13,725,000	14,969,238
Duke Realty, L.P.,
5.950%, 02/15/17		203,000	211,950

The accompanying notes are an integral part of these financial statements.

AMG Managers Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†		Value
Financials—24.9% (continued)
Duke Realty, L.P.,
6.500%, 01/15/18		$4,660,000	$5,039,706
Equifax, Inc., 7.000%, 07/01/37		4,421,000	4,978,935
Equity One, Inc., 6.000%, 09/15/17		5,915,000	6,259,720
First Industrial, L.P., 5.950%, 05/15/17		15,000,000	15,745,050
General Electric Capital Corp.,
GMTN, 4.250%, 01/17/18	NZD	5,010,000	3,457,774
GMTN, 5.500%, 02/01/17	NZD	6,250,000	4,357,128
GMTN, 6.750%, 09/26/16	NZD	6,390,000	4,467,672
The Goldman Sachs Group, Inc.,
3.375%, 02/01/18	CAD	1,700,000	1,272,389
6.750%, 10/01/37		14,590,000	17,054,776
Highwoods Realty, L.P.,
5.850%, 03/15/17		3,680,000	3,836,448
7.500%, 04/15/18		2,405,000	2,657,903
ICICI Bank, Ltd., 6.375%, 04/30/22 (a)[3]		900,000	919,790
iStar, Inc.,
5.850%, 03/15/17		325,000	330,688
5.875%, 03/15/16		1,340,000	1,340,000
Jefferies Group LLC, 5.125%, 01/20/23		8,800,000	8,730,691
JPMorgan Chase & Co.,
4.125%, 12/15/26		19,350,000	19,296,652
4.250%, 11/02/18	NZD	7,360,000	5,092,933
7.700%, 06/01/16 (a)	IDR	19,000,000,000	1,346,540
EMTN, 1.063%, 05/30/17 (01/29/16)[1]	GBP	1,500,000	2,190,858
Lloyds Banking Group PLC,
4.500%, 11/04/24[4]		18,500,000	18,779,850
4.582%, 12/10/25 (a)		20,972,000	21,023,088
Marsh & McLennan Cos., Inc., 5.875%, 08/01/33		8,295,000	9,522,121
MBIA Insurance Corp., 11.581%, 01/15/33 (01/15/16) (a)[1]		525,000	98,438
Morgan Stanley,
2.125%, 04/25/18		10,450,000	10,463,951
2.500%, 01/24/19		2,775,000	2,790,149
3.750%, 02/25/23		17,265,000	17,683,952
GMTN, 4.350%, 09/08/26		5,000,000	5,016,345
GMTN, 5.500%, 07/24/20		15,210,000	16,922,874
GMTN, 6.625%, 04/01/18		3,095,000	3,393,760
GMTN, 8.000%, 05/09/17	AUD	8,100,000	6,267,559
MTN, 0.765%, 10/18/16 (01/19/16)[1]		2,000,000	1,995,888
MTN, 4.100%, 05/22/23		12,910,000	13,041,695

The accompanying notes are an integral part of these financial statements.

AMG Managers Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†		Value
Financials—24.9% (continued)
Morgan Stanley,
MTN, 6.250%, 08/09/26		$11,000,000	$12,878,338
Mutual of Omaha Insurance Co., 6.800%, 06/15/36 (a)		13,925,000	17,409,578
National City Bank of Indiana, 4.250%, 07/01/18		6,310,000	6,612,400
National City Corp., 6.875%, 05/15/19		1,905,000	2,152,119
National Life Insurance Co., 10.500%, 09/15/39 (a)		5,000,000	7,501,665
Navient Corp.,
5.500%, 01/25/23		18,070,000	14,456,000
MTN, 4.875%, 06/17/19[4]		5,055,000	4,650,600
MTN, 5.500%, 01/15/19		1,695,000	1,584,825
MTN, 8.450%, 06/15/18		10,950,000	11,524,875
Newfield Exploration Co., 5.625%, 07/01/24		6,320,000	5,387,800
Old Republic International Corp.,
3.750%, 03/15/18[4,5]		15,805,000	20,013,081
4.875%, 10/01/24		4,915,000	5,036,720
The Penn Mutual Life Insurance Co., 7.625%, 06/15/40 (a)		8,885,000	11,676,862
Quicken Loans, Inc., 5.750%, 05/01/25 (a)		3,895,000	3,709,988
Realty Income Corp.,
5.750%, 01/15/21		2,125,000	2,363,047
6.750%, 08/15/19		5,550,000	6,312,881
Royal Bank of Scotland Group PLC, 6.125%, 12/15/22		4,650,000	5,062,446
Santander Issuances SAU, 5.911%, 06/20/16 (a)		1,100,000	1,117,448
Sirius International Group, Ltd., 6.375%, 03/20/17 (a)		4,555,000	4,652,992
Societe Generale, S.A.,
5.200%, 04/15/21 (a)		7,000,000	7,855,589
5.625%, 11/24/45 (a)		6,115,000	5,858,769
Springleaf Finance Corp.,
5.250%, 12/15/19		12,890,000	12,245,500
7.750%, 10/01/21		31,730,000	31,254,050
8.250%, 10/01/23		12,695,000	12,821,950
Total Financials			615,312,791
Industrials—25.3%
Alcatel-Lucent USA, Inc.,
6.450%, 03/15/29		4,335,000	4,389,188
6.500%, 01/15/28		305,000	306,525
America Movil SAB de CV, 6.450%, 12/05/22	MXN	169,300,000	9,312,507
American Airlines 2013-1 Class A Pass Through Trust, 4.000%, 07/15/25		2,161,042	2,182,653
APL, Ltd., 8.000%, 01/15/24[2]		250,000	185,000
ArcelorMittal,
6.125%, 06/01/18		4,580,000	4,190,700

The accompanying notes are an integral part of these financial statements.

AMG Managers Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†	Value
Industrials—25.3% (continued)
ArcelorMittal,
6.500%, 03/01/21 (b)[4]	$150,000	$120,734
7.250%, 02/25/22 (b)[4]	1,600,000	1,288,000
7.750%, 03/01/41 (b)	11,065,000	7,482,706
8.000%, 10/15/39 (b)	6,604,000	4,507,230
CenturyLink, Inc.,
Series P, 7.600%, 09/15/39	9,335,000	7,141,275
Series S, 6.450%, 06/15/21	13,395,000	13,060,125
Chesapeake Energy Corp.,
2.500%, 05/15/37[5]	3,800,000	1,786,000
6.625%, 08/15/20[4]	55,000	15,950
6.875%, 11/15/20	85,000	24,225
Choice Hotels International, Inc., 5.700%, 08/28/20	11,900,000	12,733,000
Continental Airlines, Inc.,
1999-1 Class B Pass Through Trust, Series 991B, 6.795%, 08/02/18	5,932	6,199
2000-1 Class A-1 Pass Through Trust, Series 00A1, 8.048%, 11/01/20	51,840	58,061
2007-1 Class A Pass Through Trust, Series 071A, 5.983%, 04/19/22	14,333,583	15,828,575
2007-1 Class B Pass Through Trust, Series 071B, 6.903%, 04/19/22	4,087,000	4,219,828
Continental Resources, Inc.,
3.800%, 06/01/24	2,240,000	1,577,916
4.500%, 04/15/23	170,000	122,138
Corning, Inc.,
6.850%, 03/01/29	9,142,000	10,839,331
7.250%, 08/15/36	1,185,000	1,368,215
Cummins, Inc.,
5.650%, 03/01/98	6,460,000	6,744,473
6.750%, 02/15/27	2,853,000	3,446,920
Darden Restaurants, Inc., 6.000%, 08/15/35[4]	2,635,000	2,407,481
Delta Air Lines, Inc.,
2007-1 Class B Pass Through Trust, Series 071B, 8.021%, 08/10/22	7,613,241	8,545,863
2010-1 Class A Pass Through Trust, Series 1A, 6.200%, 07/02/18[4]	2,966,006	3,177,334
Dillard’s, Inc., 7.000%, 12/01/28	225,000	249,224
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.950%, 01/15/25	4,345,000	4,283,344
Embarq Corp., 7.995%, 06/01/36	5,830,000	6,004,900
Enbridge Energy Partners L.P.,
5.875%, 10/15/25[4]	6,145,000	5,922,311
7.375%, 10/15/45	4,595,000	4,402,364
Enterprise Products Operating LLC,
3.900%, 02/15/24	6,400,000	5,971,251

The accompanying notes are an integral part of these financial statements.

AMG Managers Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†	Value
Industrials—25.3% (continued)
Enterprise Products Operating LLC,
4.050%, 02/15/22	$2,219,000	$2,170,497
EQT Corp., 6.500%, 04/01/18	35,420,000	37,228,333
ERAC USA Finance LLC,
6.375%, 10/15/17 (a)	4,910,000	5,272,687
6.700%, 06/01/34 (a)	1,250,000	1,474,331
7.000%, 10/15/37 (a)	19,033,000	23,195,327
Foot Locker, Inc., 8.500%, 01/15/22	570,000	682,575
Ford Motor Co., 6.375%, 02/01/29	1,990,000	2,241,548
Georgia-Pacific LLC, 5.400%, 11/01/20 (a)	5,175,000	5,708,325
HCA, Inc.,
5.250%, 04/15/25	10,200,000	10,276,500
7.500%, 11/06/33	75,000	79,875
Intel Corp.,
2.950%, 12/15/35 (b)[5]	8,030,000	10,273,381
3.250%, 08/01/39[5]	15,000,000	24,946,875
Intuit, Inc., 5.750%, 03/15/17	3,560,000	3,729,919
INVISTA Finance LLC, 4.250%, 10/15/19 (a)	14,000,000	13,580,000
Kinder Morgan Energy Partners, L.P.,
3.500%, 09/01/23	6,685,000	5,542,634
4.150%, 03/01/22	5,620,000	4,993,797
4.150%, 02/01/24	14,000,000	12,079,172
5.300%, 09/15/20	1,415,000	1,400,868
5.800%, 03/01/21	4,320,000	4,300,201
5.950%, 02/15/18	12,590,000	12,908,489
KLA-Tencor Corp., 5.650%, 11/01/34	4,590,000	4,472,188
Marks & Spencer PLC, 7.125%, 12/01/37 (a)	4,725,000	5,360,508
Masco Corp.,
5.850%, 03/15/17	8,150,000	8,480,972
6.500%, 08/15/32	955,000	964,550
7.125%, 03/15/20	8,815,000	10,181,325
7.750%, 08/01/29	1,070,000	1,187,700
MeadWestvaco Corp., 7.550%, 03/01/47[2]	970,000	1,144,967
Methanex Corp., 5.250%, 03/01/22	350,000	344,617
Missouri Pacific Railroad Co., 5.000%, 01/01/45[2]	825,000	743,890
New Albertsons, Inc.,
7.450%, 08/01/29	3,195,000	2,827,575
7.750%, 06/15/26	915,000	841,800
MTN, Series C, 6.625%, 06/01/28	1,015,000	817,075

The accompanying notes are an integral part of these financial statements.

AMG Managers Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†		Value
Industrials—25.3% (continued)
Newell Rubbermaid, Inc., 4.000%, 12/01/24		$3,085,000	$2,847,844
NGPL PipeCo LLC, 7.119%, 12/15/17 (a)		6,250,000	5,812,500
ONEOK Partners, L.P.,
4.900%, 03/15/25		39,325,000	33,121,009
6.200%, 09/15/43		245,000	186,825
Owens Corning,
6.500%, 12/01/16		54,000	55,562
7.000%, 12/01/36		9,175,000	10,058,259
Panhandle Eastern Pipe Line Co., L.P.,
6.200%, 11/01/17		5,520,000	5,877,746
7.000%, 06/15/18		26,505,000	29,112,721
Petrobras Global Finance BV, 5.625%, 05/20/43		580,000	352,350
Plains All American Pipeline, L.P. / PAA Finance Corp,
6.125%, 01/15/17		1,770,000	1,818,588
6.500%, 05/01/18		8,975,000	9,268,689
Portugal Telecom International Finance, B.V., EMTN, 4.500%, 06/16/25	EUR	500,000	247,025
The Priceline Group, Inc., 0.900%, 09/15/21[4,5]		11,970,000	12,074,738
PulteGroup, Inc.,
6.000%, 02/15/35		11,585,000	11,353,300
6.375%, 05/15/33		5,135,000	5,212,025
Qwest Capital Funding, Inc.,
6.500%, 11/15/18		620,000	632,400
6.875%, 07/15/28		1,190,000	928,200
7.625%, 08/03/21		2,135,000	2,188,375
Qwest Corp.,
6.875%, 09/15/33		6,161,000	5,912,071
7.250%, 09/15/25		1,185,000	1,260,560
7.250%, 10/15/35		2,165,000	2,127,112
Regency Energy Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/23		700,000	605,598
Reliance Holdings USA, Inc., 5.400%, 02/14/22 (a)		3,250,000	3,514,696
Reynolds American, Inc., 6.750%, 06/15/17		8,170,000	8,721,524
Rowan Cos., Inc., 7.875%, 08/01/19		4,710,000	4,630,250
Samsung Electronics Co., Ltd., 7.700%, 10/01/27 (a)		2,640,000	3,243,501
Sealed Air Corp., 5.500%, 09/15/25 (a)		1,580,000	1,611,600
Telecom Italia Capital, S.A.,
6.000%, 09/30/34		5,965,000	5,502,712
6.375%, 11/15/33		4,865,000	4,646,075
Telefonica Emisiones SAU, 4.570%, 04/27/23		900,000	943,494
Telekom Malaysia Bhd, 7.875%, 08/01/25 (a)		250,000	320,363
Texas Eastern Transmission, L.P., 6.000%, 09/15/17 (a)		3,000,000	3,163,695

The accompanying notes are an integral part of these financial statements.

AMG Managers Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†		Value
Industrials—25.3% (continued)
Time Warner Cable, Inc., 5.500%, 09/01/41		$805,000	$727,434
The Toro Co., 6.625%, 05/01/37[2]		6,810,000	7,621,629
Transocean, Inc., 7.375%, 04/15/18		500,000	440,000
UAL 2007-1 Pass Through Trust, Series 071A, 6.636%, 07/02/22		11,516,379	12,264,943
United Airlines 2014-1 Class A Pass Through Trust, Series A, 4.000%, 04/11/26		8,965,383	9,167,104
United States Steel Corp.,
6.650%, 06/01/37		3,595,000	1,473,950
7.000%, 02/01/18[4]		7,310,000	5,043,900
US Airways 2011-1 Class A Pass Through Trust, Series A, 7.125%, 10/22/23		2,899,153	3,334,026
Vale Overseas, Ltd., 6.875%, 11/21/36[4]		3,665,000	2,561,982
Verizon New England, Inc., 7.875%, 11/15/29		2,390,000	2,951,280
Verizon Pennsylvania LLC, 6.000%, 12/01/28		530,000	558,427
Virgin Australia 2013-1A Trust, 5.000%, 10/23/23 (a)		1,219,775	1,259,418
Weyerhaeuser Co.,
6.875%, 12/15/33		12,890,000	14,854,294
7.375%, 10/01/19		3,915,000	4,496,601
7.375%, 03/15/32		1,930,000	2,296,667
Wyndham Worldwide Corp., 6.000%, 12/01/16		6,430,000	6,676,134
Total Industrials			626,433,243
Utilities—5.7%
Abu Dhabi National Energy Co. PJSC, 7.250%, 08/01/18 (a)		21,130,000	23,422,606
Allegheny Energy Supply Co. LLC, 6.750%, 10/15/39 (a)		3,285,000	3,009,428
Bruce Mansfield Unit 1 2007 Pass Through Trust, 6.850%, 06/01/34		8,112,078	8,148,663
DCP Midstream LLC, 6.450%, 11/03/36 (a)		870,000	586,383
EDP Finance, B.V., 4.900%, 10/01/19 (a)		600,000	617,882
Empresa Nacional de Electricidad S.A., 7.875%, 02/01/27		2,900,000	3,628,254
Enel Finance International N.V.,
5.125%, 10/07/19 (a)		3,700,000	3,997,676
6.000%, 10/07/39 (a)		18,382,000	20,553,668
EMTN, 5.750%, 09/14/40	GBP	210,000	365,610
Mackinaw Power LLC, 6.296%, 10/31/23 (a)[2]		4,338,213	4,752,204
Nisource Finance Corp.,
6.125%, 03/01/22		2,020,000	2,312,151
6.400%, 03/15/18		10,302,000	11,224,802
6.800%, 01/15/19		11,625,000	13,041,402
Southwestern Electric Power Co., 6.450%, 01/15/19		39,195,000	43,541,686
Tenaga Nasional Bhd, 7.500%, 11/01/25 (a)		2,000,000	2,519,952
Total Utilities			141,722,367
Total Corporate Bonds and Notes (cost $1,314,079,473)			1,383,468,401

The accompanying notes are an integral part of these financial statements.

AMG Managers Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†		Value
Foreign Government and Agency Obligations—6.3%
Brazilian Government International Bonds,
8.500%, 01/05/24[4]	BRL	6,650,000	$1,428,752
10.250%, 01/10/28	BRL	5,750,000	1,278,989
Canadian Government Notes,
0.250%, 05/01/17	CAD	14,775,000	10,647,034
0.750%, 09/01/20	CAD	15,225,000	11,013,010
1.000%, 08/01/16	CAD	5,965,000	4,323,838
2.750%, 09/01/16	CAD	385,000	282,374
European Investment Bank Bonds, 3.336%, 03/10/21[6]	AUD	5,000,000	3,078,375
Iceland Government International Notes, 5.875%, 05/11/22 (a)		5,800,000	6,578,876
Inter-American Development Bank Bonds, EMTN, 6.000%, 12/15/17	NZD	4,215,000	3,036,152
Mexican Bonos Bonds,
Series M, 7.750%, 05/29/31	MXN	490,000	3,118,304
Series M, 8.000%, 12/07/23	MXN	1,225,000	7,955,531
Series M 20, 7.500%, 06/03/27	MXN	1,110,000	6,991,335
Series M 20, 8.500%, 05/31/29	MXN	360,000	2,442,226
Series M 20, 10.000%, 12/05/24	MXN	7,615,000	55,621,600
New South Wales Treasury Corp. Notes, Series 18, 6.000%, 02/01/18	AUD	19,850,000	15,593,021
New Zealand Government Notes, Series 319, 5.000%, 03/15/19	NZD	14,845,000	10,836,962
Norway Government Bonds,
Series 472, 4.250%, 05/19/17 (a)	NOK	13,230,000	1,567,415
Series 473, 4.500%, 05/22/19 (a)	NOK	18,955,000	2,410,310
Series 474, 3.750%, 05/25/21 (a)	NOK	13,210,000	1,704,508
Province of Alberta Bonds, 5.930%, 09/16/16	CAD	23,353	17,269
Queensland Treasury Corp. Notes, 7.125%, 09/18/17 (a)	NZD	7,500,000	5,468,470
Total Foreign Government and Agency Obligations (cost $192,570,215)			155,394,351
Mortgage-Backed Securities—1.3%
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class C, 2.831%, 12/15/27 (01/15/16) (a)[1]		8,000,000	7,904,667
COMM Mortgage Trust,
Series 2014-FL4, Class AR1, 2.031%, 05/13/31 (01/13/16) (a)[1,2]		733,208	724,071
Series 2014-FL5, Class SV2, 2.681%, 10/15/31 (01/15/16) (a)[1,2]		7,703,000	7,690,806
Credit Suisse Commercial Mortgage Trust, Series 2007-C5, Class A4, 5.695%, 09/15/40[3]		1,637,287	1,691,569
Extended Stay America Trust, Series 2013-ESH7, Class C7, 3.902%, 12/05/31 (a)		13,500,000	13,508,697
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A4, 5.774%, 06/15/49[3]		80,000	81,584
WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.572%, 03/15/44 (a)[3]		435,000	449,270
Total Mortgage-Backed Securities (cost $31,468,972)			32,050,664

The accompanying notes are an integral part of these financial statements.

AMG Managers Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†	Value
Municipal Bonds—1.3%
Buckeye Tobacco Settlement Financing Authority, Series 2007 A-2, 5.875%, 06/01/47	$3,975,000	$3,427,324
Illinois State General Obligation, Series 2003, 5.100%, 06/01/33	2,880,000	2,723,472
Illinois State General Obligation, 5.520%, 04/01/38	7,300,000	6,520,433
Michigan Tobacco Settlement Finance Authority, Series 2006-A, 7.309%, 06/01/34	2,780,000	2,398,445
Virginia Tobacco Settlement Financing Corp., Series 2007 A-1, 6.706%, 06/01/46	20,630,000	15,902,223
Total Municipal Bonds (cost $36,411,344)		30,971,897
U.S. Government and Agency Obligations—26.8%
Federal Home Loan Mortgage Corporation—0.0%#
FHLMC Gold, 5.000%, 12/01/31	29,449	32,459
Federal National Mortgage Association—0.1%
FNMA,
3.000%, 07/01/27	2,826,840	2,927,875
6.000%, 07/01/29	2,181	2,488
Total Federal National Mortgage Association		2,930,363
U.S. Treasury Obligations—26.7%
U.S. Treasury Notes,
0.250%, 02/29/16	33,470,000	33,467,389
0.375%, 01/31/16 to 05/31/16	352,705,000	352,644,282
0.500%, 06/15/16	123,145,000	123,135,395
0.625%, 12/31/16	150,000,000	149,748,000
Total U.S. Treasury Obligations		658,995,066
Total U.S. Government and Agency Obligations (cost $662,226,486)		661,957,888

	Shares
Common Stocks—0.1%
PPG Industries, Inc. (Materials) (cost $1,019,559)	28,189	2,785,637
Preferred Stocks—0.7%
Financials—0.4%
Bank of America Corp., Series 3, 6.375%[4]	20,000	512,800
Bank of America Corp., Series L, 7.250%[5]	7,808	8,536,252
Navient Corp., 6.000%[4]	41,250	680,625
Total Financials		9,729,677
Industrials—0.2%
Stanley Black & Decker, Inc., 6.250%[4,5]	37,854	4,420,969
Materials—0.1%
Alcoa, Inc., Series 1, 5.375%[5]	98,605	3,284,533
Utilities—0.0%#
Entergy New Orleans, Inc., 4.750%	482	46,344
Entergy New Orleans, Inc., 5.560%	100	9,900

The accompanying notes are an integral part of these financial statements.

AMG Managers Bond Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Utilities—0.0% (continued)#
Wisconsin Electric Power Co., 3.600%	3,946	$335,410
Total Utilities		391,654
Total Preferred Stocks (cost $17,117,165)		17,826,833

	Principal Amount
Short-Term Investments—3.6%
Repurchase Agreements—1.7%[7]
Cantor Fitzgerald Securities, Inc., dated 12/31/15, due 01/04/16, 0.340%, total to be received $10,194,199 (collateralized by various U.S. Government Agency Obligations, 0.000%—10.500%, 01/15/16—09/01/49, totaling $10,397,690)	$10,193,814	10,193,814
Daiwa Capital Markets America, dated 12/31/15, due 01/04/16, 0.350%, total to be received $10,194,210 (collateralized by various U.S. Government Agency Obligations, 0.000%—7.500%, 01/21/16—02/01/49, totaling $10,397,690)	10,193,814	10,193,814
Mitsubishi Securities USA Inc., dated 12/31/15, due 01/04/16, 0.310%, total to be received $8,145,193 (collateralized by various U.S. Government Agency Obligations, 1.994%—6.035%, 04/01/24—04/20/65, totaling $8,307,810)	8,144,912	8,144,912
Nomura Securities International, Inc., dated 12/31/15, due 01/04/16, 0.330%, total to be received $10,194,188 (collateralized by various U.S. Government Agency Obligations, 0.000%—10.500%, 01/15/16—12/20/65 totaling $10,397,690)	10,193,814	10,193,814
State of Wisconsin Investment Board, dated 12/31/15, due 01/04/16, 0.410%, total to be received $4,194,731 (collateralized by various U.S. Government Agency Obligations, 0.125%—2.500%, 01/15/17—02/15/42, totaling $4,281,512)	4,194,540	4,194,540
Total Repurchase Agreements		42,920,894

	Shares
Other Investment Companies—1.9%[8]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.26%	46,694,366	46,694,366
Total Short-Term Investments (cost $89,615,260)		89,615,260
Total Investments—101.0% (cost $2,467,703,555)		2,497,880,594
Other Assets, less Liabilities—(1.0)%		(25,109,194)
Net Assets—100.0%		$2,472,771,400

The accompanying notes are an integral part of these financial statements.

AMG Managers Global Income Opportunity Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

AMG Managers Global Income Opportunity Fund (the “Fund”) returned (6.2)% during the year ended December 31, 2015, compared with the (3.2)% return for the Barclays Global Aggregate Bond Index.

The Fund’s overweight allocation to high-yield industrial corporate bond issuers were the largest detractors from performance, as extended declines in commodity prices, including oil, have created considerable stress on the high-yield space. Exposure to Emerging Markets currencies weighed on results as these currencies remained under intense selling pressure throughout much of the year.

Overweight allocation to basic industry and energy sectors detracted from relative returns as these sectors experienced intense pressure throughout the year as declines in raw material prices, including oil, have created considerable stress on the space. Lack of exposure in agency mortgage-backed securities (MBS) also detracted, as securitized assets showed resilience in the second half of the year. Our overweight allocation to the banking and insurance sector, however, contributed positively, as these sectors outpaced many other industries during the period.

Security selection among U.S. high-yield energy and basic industry names was the largest detractor from performance, as commodity prices plunged, particularly oil and gas. Choices among select government-related enterprises also held back results. Positive issuer selection in some of the stronger-performing sectors, such as banking and communications, partially offset some of the negative returns from energy and basic industry. Country of issuance selection among global treasuries was an additional source of positive relative returns; more specifically, within the Euro Zone, selection among Italy and Spain lifted results.

Currency and hedging weighed on relative returns during the year. The underweight exposure to the Euro, however, did contributed positively as the single currency lost value in U.S. Dollar terms on diverging monetary policy platforms. These gains were more than offset by overweights in Norwegian Krone, Mexican Peso, South African Rand and Brazilian Real as pressure on commodities continued throughout most of the year as a result of a slowing China and continued pressure on oil prices.

LOOKING FORWARD

We expect oil prices should remain lower for much of 2016. Increasing conflict between Saudi Arabia and Iran will likely cause both countries to maximize their oil production in an effort to increase their market share. While a Gulf oil supply disruption remains a possibility, we think these countries will continue to fight via proxies on third-party battlefields. Still, political risks have increased and could impact oil prices.

We believe the U.S. Federal Reserve (the Fed) will increase rates at a slow, data-dependent pace during 2016, with a careful eye toward the tightening job market and potential for inflation. By year-end 2016, we expect the federal funds rate to be about 1.0% and the 10-year U.S. Treasury yield between 2.5% to 2.75%. We expect the Bank of England to follow the Fed’s lead and implement its first rate hike in early 2017. Signs of gradual growth acceleration suggest the European Central Bank will slowly reduce its easing program.

Credit fundamentals are mixed but we believe valuations remain attractive. We expect credit to outperform government bonds, and we remain comfortable with our credit overweight. Lower spread sectors (non-Treasury sectors) may also offer attractive compensation for economic risks and a higher-yield cushion. For high-yield credit, continued low oil prices may increase defaults and debt restructuring for the weakest companies. We believe currency, region and issuer selection are important in this environment.

The New Year selloff in China’s equity market increased investor caution toward Emerging Markets (EMs). Most currencies set new lows or revisited old ones, and sentiment was dire. This may imply a near-term bottom for most EM asset values, but the oil market may need to stabilize before buyers rush in. We intend to remain tactical with our EM exposure as risks are idiosyncratic rather than systematic.

This commentary reflects the viewpoints of the portfolio manager, Loomis, Sayles & Company, as of December 31, 2015 and is not intended as a forecast or guarantee of future results.

AMG Managers Global Income Opportunity Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Global Income Opportunity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in AMG Managers Global Income Opportunity Fund on December 31, 2005, to a $10,000 investment made in the Barclays Global Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Global Income Opportunity Fund and the Barclays Global Aggregate Bond Index for the same time periods ended December 31, 2015.

	One	Five	Ten
Average Annual Total Returns[1]	Year	Years	Years
AMG Managers Global Income Opportunity Fund [2,3,4,5,6,7,8]	(6.22)%	1.50%	4.07%
Barclays Global Aggregate Bond Index[9]	(3.15)%	0.90%	3.74%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars($).
[2]	From time to time the Fund’s advisor has waived it’s fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors.
[4]	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[5]	Investments in foreign securities are subject to additional risks such as changing market conditions, economic and political instability, and currency exchange rate fluctuations.
[6]	The Fund may invest in below-investment-grade debt securities and unrated securities of similar credit quality (commonly known as “junk bond” or “high yield securities”) which may be subject to greater levels of interest rate, credit and liquidity risk.
[7]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar security when converted back to U.S. Dollars.
[8]	A short-term redemption fee of 1% will be charged on redemptions of fund shares held for 60 days or less.
[9]	The Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment-grade 144A securities. Unlike the Fund, the Barclays Global Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Global Income Opportunity Fund

Fund Snapshots (unaudited)

December 31, 2015

PORTFOLIO BREAKDOWN

AMG Managers Global
Category	Income Opportunity Fund**
Corporate Bonds and Notes	61.7%
Foreign Government and Agency Obligations	30.7%
U.S. Government	4.0%
Mortgage-Backed Securities	1.0%
Asset-Backed Securities	0.7%
Other Assets and Liabilities	1.9%

**	As a percentage of net assets.

AMG Managers Global
Rating	Income Opportunity Fund***
U.S. Government	4.1%
Aaa	6.9%
Aa	6.3%
A	19.0%
Baa	44.0%
Ba & lower	18.5%
N/R	1.2%

***	As a percentage of market value of fixed-income securities and preferred stocks.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Mexican Bonos Bonds, Series M, 6.500%, 06/10/21*	3.2%
U.S. Treasury Notes, 1.000%, 03/15/18	3.0
New Zealand Government Bonds, Series 423, 5.500%, 04/15/23*	2.9
Italy Buoni Poliennali Del Tesoro Bonds, 4.750%, 08/01/23*	2.1
Poland Government Bonds, Series 1023, 4.000%, 10/25/23*	2.0
Italy Buoni Poliennali Del Tesoro Bonds, 5.000%, 03/01/22*	1.9
Spain Government Bonds, 4.300%, 10/31/19*	1.8
Mexican Bonos Bonds, Series M, 6.500%, 06/09/22*	1.5
YPF, S.A., 8.750%, 04/04/24	1.5
Indonesia Treasury Notes Series FR69, 7.875%, 04/15/19	1.4

Top Ten as a Group	21.3%

*	Top Ten Holdings as of June 30, 2015.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Global Income Opportunity Fund

Schedule of Portfolio Investments

December 31, 2015

	Principal Amount†		Value
Asset-Backed Securities—0.7%
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 2.630%, 12/20/21 (a)		$155,000	$153,054
Trinity Rail Leasing, LLC, Series 2010-1A, Class A, 5.194%, 10/16/40 (a)		80,222	82,543
Total Asset-Backed Securities (cost $235,198)			235,597
Corporate Bonds and Notes—61.7%
Financials—22.3%
Alfa, SAB de CV, 5.250%, 03/25/24 (a)[4]		200,000	202,500
Ally Financial, Inc., 3.500%, 01/27/19		135,000	133,144
AXA SA, 7.125%, 12/15/20	GBP	50,000	86,262
Banco Latinoamericano de Comercio Exterior, S.A.,
3.250%, 05/07/20 (a)		150,000	147,750
3.750%, 04/04/17 (a)		150,000	151,875
Banco Votorantim, S.A., 6.250%, 05/16/16 (a)	BRL	300,000	96,265
Bank of America Corp.,
5.700%, 01/24/22		140,000	157,877
MTN, 4.200%, 08/26/24		130,000	128,983
The Bank of New York Mellon Corp., Series G, 2.150%, 02/24/20		285,000	281,907
Barclays PLC, 3.650%, 03/16/25		200,000	192,205
BOC Aviation Pte, Ltd., 3.000%, 03/30/20		200,000	196,733
Braskem Finance, Ltd., 5.750%, 04/15/21 (a)		200,000	174,000
CIMPOR Financial Operations BV, 5.750%, 07/17/24 (a)		210,000	139,650
Citigroup, Inc.,
3.875%, 03/26/25		10,000	9,733
4.000%, 08/05/24		45,000	44,567
4.400%, 06/10/25		30,000	30,300
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 4.375%, 08/04/25		250,000	254,263
Credit Agricole, S.A.,
4.375%, 03/17/25 (a)		200,000	193,488
7.500%, 04/29/49[3,9]	GBP	100,000	144,627
Crown Castle Towers LLC, 6.113%, 01/15/20 (a)		100,000	109,065
General Motors Financial Co., Inc.,
3.450%, 04/10/22		135,000	129,500
4.000%, 01/15/25		120,000	113,851
4.375%, 09/25/21		190,000	192,670
The Goldman Sachs Group, Inc., 3.375%, 02/01/18	CAD	200,000	149,693
HCP, Inc., 3.400%, 02/01/25		65,000	60,546
HSBC Holdings PLC, EMTN, 5.750%, 12/20/27	GBP	55,000	90,092
International Bank for Reconstruction & Development, MTN, 2.500%, 03/12/20	AUD	320,000	231,069
Itau Unibanco Holding, S.A., 2.850%, 05/26/18 (a)[4]		200,000	190,200
JPMorgan Chase & Co., 3.875%, 02/01/24		75,000	77,106

The accompanying notes are an integral part of these financial statements.

AMG Managers Global Income Opportunity Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†		Value
Financials—22.3% (continued)
Lloyds Banking Group PLC, 4.500%, 11/04/24[4]		$200,000	$203,025
Morgan Stanley,
3.750%, 02/25/23		100,000	102,427
GMTN, 5.750%, 02/14/17	GBP	50,000	77,235
National Australia Bank, Ltd., GMTN, 6.750%, 06/26/23[3]	EUR	100,000	122,621
Old Republic International Corp., 4.875%, 10/01/24		100,000	102,476
Royal Bank of Scotland Group PLC, 7.500%, 12/29/49[3,9]		200,000	208,250
Santander Holdings USA, Inc., 2.650%, 04/17/20		215,000	210,930
Shell International Finance BV, 3.250%, 05/11/25		100,000	97,598
Sirius International Group, Ltd., 6.375%, 03/20/17 (a)		140,000	143,012
Societe Generale, S.A.,
4.250%, 04/14/25 (a)[4]		240,000	226,491
4.750%, 11/24/25 (a)		225,000	217,718
6.750%, 04/07/49[3,9]	EUR	105,000	116,468
SUAM Finance BV, 4.875%, 04/17/24 (a)		245,000	248,675
TC Ziraat Bankasi A.S., 4.250%, 07/03/19 (a)		215,000	211,719
Turkiye Halk Bankasi A.S., 4.750%, 02/11/21 (a)		200,000	190,258
UniCredit S.P.A., EMTN, 6.950%, 10/31/22	EUR	150,000	190,466
Unifin Financiera SAPI de CV SOFOM ENR, 6.250%, 07/22/19 (a)		200,000	184,000
Yapi ve Kredi Bankasi A.S., 5.250%, 12/03/18 (a)		200,000	202,936
Total Financials			7,166,226
Industrials—36.0%
Air Canada, 7.625%, 10/01/19 (a)	CAD	225,000	172,364
Air Canada 2015-2 Class A Pass Through Trust, 4.125%, 12/15/27 (a)		85,000	85,319
Albemarle Corp., 3.000%, 12/01/19		81,000	79,449
America Movil SAB de CV, 6.450%, 12/05/22	MXN	4,000,000	220,024
Anadarko Petroleum Corp., 3.450%, 07/15/24[4]		85,000	75,509
Anthem, Inc., 3.500%, 08/15/24		90,000	87,874
Arcelik A.S., 5.000%, 04/03/23 (a)		200,000	182,325
ArcelorMittal, 7.750%, 03/01/41 (b)		120,000	81,150
Asciano Finance, Ltd., 4.625%, 09/23/20 (a)		30,000	30,282
AT&T, Inc., 4.750%, 05/15/46		113,000	103,462
Autoridad del Canal de Panama, 4.950%, 07/29/35 (a)		200,000	206,000
Bell Canada, 5.410%, 09/26/16	CAD	160,000	119,032
Bharti Airtel International Netherlands BV, 5.350%, 05/20/24 (a)		265,000	278,193
BRF, S.A., 7.750%, 05/22/18 (a)	BRL	300,000	63,166
British Telecommunications PLC, 5.750%, 12/07/28	GBP	100,000	177,946
CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 09/01/23		205,000	210,125
Cemex SAB de CV, 5.700%, 01/11/25 (a)[4]		200,000	167,250

The accompanying notes are an integral part of these financial statements.

AMG Managers Global Income Opportunity Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†		Value
Industrials—36.0% (continued)
Chesapeake Energy Corp., 5.750%, 03/15/23		$225,000	$65,250
Chevron Phillips Chemical Co. LLC /Chevron Phillips Chemical Co. L.P., 2.450%, 05/01/20 (a)		40,000	39,508
Cigna Corp., 3.250%, 04/15/25		65,000	63,782
CNOOC Finance 2015 Australia Pty, Ltd., 2.625%, 05/05/20		200,000	195,511
Colombia Telecomunicaciones, S.A. ESP, 5.375%, 09/27/22 (a)		200,000	180,500
Continental Resources, Inc.,
3.800%, 06/01/24[4]		120,000	84,531
4.500%, 04/15/23		35,000	25,146
Corp. Nacional del Cobre de Chile, 4.500%, 09/16/25 (a)[4]		245,000	230,713
Delta Air Lines 2015-1 Class B Pass Through Trust, Series 15-1, 4.250%, 07/30/23		70,000	70,525
DP World, Ltd., 3.250%, 05/18/20 (a)		200,000	198,508
Ecopetrol, S.A.,
4.125%, 01/16/25		165,000	132,000
5.875%, 09/18/23		130,000	119,600
5.875%, 05/28/45		135,000	95,850
Embraer Netherlands Finance BV, 5.050%, 06/15/25		90,000	81,900
Energy Transfer Partners, L.P., 4.050%, 03/15/25		210,000	172,465
ERAC USA Finance LLC, 2.800%, 11/01/18 (a)		265,000	266,719
FedEx Corp., 4.000%, 01/15/24		180,000	187,862
Freeport-McMoRan, Inc.,
3.875%, 03/15/23		200,000	114,000
4.550%, 11/14/24		120,000	68,700
5.450%, 03/15/43		205,000	106,600
General Electric Co., Series A, 4.000%, 12/29/49[3,9]		246,900	246,900
Glencore Finance Canada, Ltd., 5.550%, 10/25/42 (a), (b)		235,000	166,380
INEOS Group Holdings, S.A., 5.750%, 02/15/19	EUR	100,000	108,647
Intel Corp., 3.700%, 07/29/25		100,000	103,436
INVISTA Finance LLC, 4.250%, 10/15/19 (a)		130,000	126,100
Israel Chemicals, Ltd., 4.500%, 12/02/24 (a)		250,000	249,895
KB Home, 4.750%, 05/15/19		25,000	24,250
Kinder Morgan Energy Partners L.P., 4.250%, 09/01/24		220,000	187,140
Kinder Morgan, Inc., 4.300%, 06/01/25[4]		175,000	151,201
Methanex Corp., 3.250%, 12/15/19		241,000	229,987
Millicom International Cellular, S.A., 4.750%, 05/22/20 (a)[4]		200,000	179,000
MTN Mauritius Investments, Ltd., 4.755%, 11/11/24 (a)		200,000	174,000
Myriad International Holdings BV, 6.000%, 07/18/20 (a)		200,000	212,786
OCP, S.A., 4.500%, 10/22/25 (a)		215,000	199,978
Pacific Exploration and Production Corp.,
5.125%, 03/28/23 (a)		315,000	63,000

The accompanying notes are an integral part of these financial statements.

AMG Managers Global Income Opportunity Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†		Value
Industrials—36.0% (continued)
Pacific Exploration and Production Corp.,
5.625%, 01/19/25 (a)		$135,000	$27,000
Parker-Hannifin Corp., MTN, 3.300%, 11/21/24		260,000	262,237
Parkson Retail Group, Ltd., 4.500%, 05/03/18		200,000	177,872
Pertamina Persero PT, 4.300%, 05/20/23 (a)		210,000	190,896
Petrobras Global Finance BV,
4.375%, 05/20/23		240,000	158,400
5.750%, 01/20/20		160,000	125,600
6.850%, 06/05/15		245,000	158,638
Philippine Long Distance Telephone Co., EMTN, 8.350%, 03/06/17		75,000	80,344
Reliance Holdings USA, Inc., 5.400%, 02/14/22 (a)		250,000	270,361
SoftBank Group Corp., 4.500%, 04/15/20 (a)		200,000	199,000
Solvay Finance America LLC, 3.400%, 12/03/20 (a)		200,000	198,393
Southern Copper Corp., 3.875%, 04/23/25		130,000	116,577
Telecom Italia Capital, S.A., 6.375%, 11/15/33		45,000	42,975
Telstra Corp., Ltd., 3.125%, 04/07/25 (a)		245,000	235,132
Time Warner Cable, Inc., 5.250%, 07/15/42	GBP	125,000	161,656
Transocean, Inc., 4.300%, 10/15/22 (b)[4]		40,000	21,200
Transportadora de Gas del Sur,S.A., 9.625%, 05/14/20 (a)		179,604	183,645
Tupy Overseas, S.A., 6.625%, 07/17/24 (a)		200,000	174,500
Union Andina de Cementos SAA, 5.875%, 10/30/21 (a)		250,000	241,250
Vale Overseas, Ltd., 6.875%, 11/21/36[4]		115,000	80,390
Vale, S.A., 5.625%, 09/11/42		380,000	251,312
Verizon Communications, Inc., 5.050%, 03/15/34		290,000	288,932
Wind Acquisition Finance, S.A., 7.375%, 04/23/21 (a)		205,000	193,725
YPF, S.A., 8.750%, 04/04/24 (a)		490,000	475,300
Total Industrials			11,577,175
Utilities—3.4%
EDP Finance BV, 4.125%, 01/15/20 (a)		200,000	200,460
Emgesa, S.A. ESP, 8.750%, 01/25/21 (a)	COP	320,000,000	98,423
Empresas Publicas de Medellin ESP, 8.375%, 02/01/21 (a)	COP	390,000,000	117,300
Listrindo Capital, B.V., 6.950%, 02/21/19 (a)		200,000	205,000
Petroleos Mexicanos, Series 14-2, 7.470%, 11/12/26	MXN	38,000	197,143
Transelec, S.A., 4.250%, 01/14/25 (a)		260,000	254,745
Total Utilities			1,073,071
Total Corporate Bonds and Notes (cost $21,872,308)			19,816,472
Foreign Government and Agency Obligations—30.7%
Brazil Letras do Tesouro Nacional Notes, 15.235%, 07/01/16[6]	BRL	645,000	152,052

The accompanying notes are an integral part of these financial statements.

AMG Managers Global Income Opportunity Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†		Value
Foreign Government and Agency Obligations—30.7% (continued)
Brazil Notas do Tesouro Nacional Serie F Notes, 10.000%, 01/01/19	BRL	500,000	$108,599
Corp. Andina de Fomento Notes, 4.375%, 06/15/22		280,000	298,088
Dominican Republic International,
Bonds, 8.625%, 04/20/27 (a)		100,000	116,000
Notes, 5.500%, 01/27/25 (a)		290,000	279,125
Export Credit Bank of Turkey Notes, 5.000%, 09/23/21 (a)		200,000	196,285
Export-Import Bank of Korea Notes, EMTN, 3.000%, 05/22/18 (a)	NOK	1,000,000	116,133
Hungary Government International Notes, 5.375%, 03/25/24		140,000	153,300
Iceland Government International Notes, 5.875%, 05/11/22 (a)		300,000	340,287
Indonesia Government International,
Bonds, 4.750%, 01/08/26 (a)		200,000	197,532
Bonds, 5.125%, 01/15/45 (a)		200,000	180,869
Indonesia Treasury Notes, Series FR69, 7.875%, 04/15/19	IDR	6,300,000,000	444,325
Italy Buoni Poliennali Del Tesoro,
Bonds, 1.500%, 06/01/25	EUR	95,000	103,272
Bonds, 4.750%, 08/01/23 (a)	EUR	500,000	683,060
Bonds, 5.000%, 03/01/22	EUR	450,000	607,178
Jamaica Government International Bonds, 6.750%, 04/28/28		200,000	198,500
Korea Treasury Notes, Series 1709, 2.750%, 09/10/17	KRW	475,000,000	412,493
Mexican Bonos,
Bonds, Series M, 6.500%, 06/10/21	MXN	169,500	1,017,447
Bonds, Series M, 6.500%, 06/09/22	MXN	81,600	487,190
New South Wales Treasury Corp. Bonds, Series 22, 6.000%, 03/01/22	AUD	300,000	260,113
New Zealand Government,
Bonds, 3.000%, 09/20/30	NZD	295,000	221,738
Bonds, Series 423, 5.500%, 04/15/23	NZD	1,180,000	926,354
Notes, Series 319, 5.000%, 03/15/19	NZD	520,000	379,604
Poland Government,
Bonds, Series 1019, 5.500%, 10/25/19	PLN	655,000	187,984
Bonds, Series 1023, 4.000%, 10/25/23	PLN	2,310,000	637,226
Russian Federal Bond—OFZ, Series 5081, 6.200%, 01/31/18	RUB	12,500,000	159,264
Spain Government,
Bonds, 1.600%, 04/30/25 (a)	EUR	95,000	102,577
Bonds, 4.300%, 10/31/19 (a)	EUR	455,000	566,374
U.K. Gilt,
Bonds, 3.750%, 09/07/19	GBP	150,000	242,271
Bonds, 4.000%, 03/07/22	GBP	50,000	84,647
Total Foreign Government and Agency Obligations (cost $11,325,479)			9,859,887

The accompanying notes are an integral part of these financial statements.

AMG Managers Global Income Opportunity Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†		Value
Mortgage-Backed Securities—1.0%
Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A2, 2.616%, 07/12/47 (a)	CAD	315,000	$230,405
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/43		75,000	76,709
Total Mortgage-Backed Securities (cost $373,072)			307,114
U.S. Government—4.0%
U.S. Treasury Notes,
1.000%, 03/15/18		975,000	971,610
1.500%, 07/31/16		325,000	326,638
Total U.S. Government (cost $1,298,320)			1,298,248
Short-Term Investments—6.1%
Repurchase Agreements—4.2%[7]
Cantor Fitzgerald Securities, Inc., dated 12/31/15, due 01/04/16, 0.340%, total to be received $1,000,038 (collateralized by various U.S. Government Agency Obligations, 0.000%—10.500%, 01/15/16—09/01/49,totaling $1,020,000)		1,000,000	1,000,000
Daiwa Capital Markets America, dated 12/31/15, due 01/04/16, 0.350%, total to be received $368,064 (collateralized by various U.S. Government Agency Obligations, 0.000%—7.500%, 01/21/16—02/01/49, totaling $375,411)		368,050	368,050
Total Repurchase Agreements			1,368,050

	Shares
Other Investment Companies—1.9%[8]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.26%		600,955	600,955
Total Short-Term Investments (cost $1,969,005)			1,969,005
Total Investments—104.2% (cost $37,073,382)			33,486,323
Other Assets, less Liabilities—(4.2)%			(1,345,697)
Net Assets—100.0%			$32,140,626

The accompanying notes are an integral part of these financial statements.

AMG Managers Special Equity Fund

Portfolio Manager’s Comments (unaudited)

The AMG Managers Special Equity Fund’s

(the “Fund”) investment objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of small-and medium-sized companies.

THE PORTFOLIO MANAGERS

The Fund employs multiple subadvisors who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also helps us tap the markets’ full potential by focusing different analytical insights on each prospective investment. Fund management strives to achieve its performance and diversification objectives while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies.

FEDERATED MDTA, LLC

Federated MDTA, LLC (MDT) utilizes a quantitative process to score stocks based on earnings estimate momentum, long-term growth rates, share buyback and issuance, cash earnings-to-price ratios, tangible book-to-price ratios and earnings risk. A decision-tree approach provides an intuitive, non-linear way to score companies. Stocks are grouped into clusters determined by analyzing different combinations of factor scores and returns, with each cluster containing companies with a different pattern of fundamental characteristics. Optimization is then used to build a portfolio that maximizes the stock selection score, while adhering to diversification constraints and trading costs. A position is sold or trimmed if the quantitative model identifies a more attractive opportunity (net of trading costs) or if a holding exceeds the maximum company weight of 1.3%. The portion of the Fund managed by MDT typically holds between 100 and 110 stocks, with no position exceeding 1.3% of the portfolio. Industry weights are limited to +/- 13.5% of the benchmark weight, while sector weights are limited to +/- 22.5% of the benchmark weight.

LORD, ABBETT & CO., LLC

The team at Lord, Abbett & Co. LLC (“Lord Abbett”), led by Tom O’Halloran, invests primarily in common stocks of companies demonstrating above-average, long-term growth potential. They seek to identify companies that they believe are strongly positioned in the developing growth phase, which they define as the period of swift development after a company’s start-up phase, when growth typically occurs at a rate not equaled by established companies in their mature years.

Lord Abbett’s team uses a bottom-up investment approach to identify and select securities for investment based on in-depth company, industry, and market research and analysis. When selecting investments in companies in the developing growth phase, they follow a growth style of investing by looking for companies that exhibit faster-than-average gains in earnings and that have the potential to continue profit growth at a high level. From time to time, they may focus on certain industries and sectors.

RANGER INVESTMENT MANAGEMENT, L.P.

The team at Ranger Investment Management, L.P. (Ranger), led by Conrad Doenges, starts with a universe of stocks with market capitalization between $100M and $2B, from which they establish a list of approximately 250 to 300 companies on which they conduct detailed research. Each Ranger sector manager builds detailed earnings and cash-flow models for the companies they follow, and also qualitatively gauge, through a stock-scoring model, their conviction level in each stock. Companies in the Fund’s portfolio managed by Ranger will typically have a high degree of recurring revenue, steady and/or accelerating sales and earnings growth, solid balance sheets, strong free-cash flows, conservative accounting practices and a seasoned management team. The portion of the Fund managed by Ranger typically contains 35 to 60 stocks, with individual position sizes capped at 5%. Sector exposures are also limited to a maximum of 30%. A stock may be reduced or sold if material changes occur in the company’s earnings estimates, the company’s valuations exceed historical levels, a pre-determined price target is achieved, the stock reaches the maximum position size of 5%, capitalization limit of $5 billion or it can be replaced with a better risk/reward opportunity.

SMITH ASSET MANAGEMENT GROUP, L.P.

Smith Asset Management Group, L.P.’s (Smith Group) investment process is based on a combination of a well-conceived quantitative screening process coupled with experienced, intelligent fundamental and qualitative analysis. The team is focused on predicting which attractively-valued companies will report a succession of positive earnings surprises. The process begins by seeking companies with attractive risk profiles and valuations, as well as dramatically-improving business fundamentals. To manage risk, Smith screens for companies with good corporate governance, strong financial quality, attractive valuation and moderate portfolio beta. To identify high-earnings-growth companies, Smith screens for rising earnings expectations, improving earnings quality, a high percentage of positive earnings surprise and high earnings growth rate. The portion of the Fund managed by Smith will typically hold 100 to 120 stocks, with no individual position greater than 3.0%. Sector weightings are limited to no more than two times the weighting in the Russell 2000® Index. Stocks are sold from the Fund if a negative earnings surprise is predicted by the process or management guidance, a negative earnings surprise is actually reported, the stock’s valuation level is too high or a buyout announcement is made.

PORTFOLIO REVIEW

For the 12-month period ended December 31, 2015, the Fund’s Service Class (MGSEX) returned (0.5)%, while the Institutional Class (MSEIX) returned (0.3)%. The Fund outperformed the (1.4)% return for the Russell 2000® Growth Index and the (4.4)% return for the Russell 2000® Index. Much of the Fund’s strong relative performance was driven by strong stock selection within the health care and financials sectors. An underweight position in the materials sector also contributed positively to relative performance. Offsetting this somewhat was poor stock selection results within the information technology sector.

SUBADVISOR COMMENTARY

FEDERATED MDTA, LLC

2015 was the weakest year in the domestic equity market since 2011, with the Russell 3000® Index returning only 0.5%. It was also a volatile year, seesawing between positive and negative returns. There were news items that worried the market: the stability of the Euro, the devaluing of the Yuan

26

AMG Managers Special Equity Fund

Portfolio Manager’s Comments (continued)

by the Chinese, the terrorist attacks that occurred throughout the year, the sinking price of oil, the possibility of the U.S. Federal Reserve’s (the Fed’s) raising interest rates. Different sectors had hugely different returns: the Global Industry Classification Standards (GICS) health care sector returned 7.1%, while the energy sector, on those sinking oil prices, returned (23.2)%.

At the end of it all, there were two patterns that spanned the market: large caps were better than small caps (the mega-cap Russell Top 200® Index returned 2.4%, the Russell Midcap® Index returned (2.4)%, and the small-cap Russell 2000® Index returned (3.2)%, and growth stocks were far preferable to value stocks (every domestic Russell growth index was substantially ahead of the value index with the same capitalization; the whole-market Russell 3000® Growth Index returned 5.1% while the Russell 3000® Value Index returned (4.1)%. Russell’s style-specific indices incorporated the effects of both patterns at the same time: the top style-specific index was the Russell Top 200® Growth Index at 8.2%, and the bottom was the Russell 2000® Value Index at (7.5)%. The MDT sleeve of the Fund outperformed its benchmark by 8.03% during 2015.

When looking at the Fund’s performance from the point-of-view of fundamental characteristics, the combination of characteristics that outperformed the benchmark the best was growth-oriented: high analyst conviction and high recent price appreciation. Growth stocks that had good value characteristics, particularly high structural earnings (a measure of the repeatability of a company’s earnings), were underperformers.

The companies that made the year were relatively idiosyncratic. Most of those companies happened to be health care companies, chosen for their individual characteristics (we did not overweight the health care sector). In the first quarter, biotechnology stocks were strong performers and two of our outperformers (Anacor Pharmaceuticals and Repligen Corporation) were in that business, chosen for their high earnings estimate momentum. In the fourth quarter, Weight Watchers (also in the health care sector), announced that Oprah Winfrey had purchased its stock and taken a seat on its Board of Directors. We had bought a substantial position earlier in the year because we saw that Weight Watchers had reasonably strong earnings potential (high structural earnings) in the face of a slumping stock price. Over the rest of the fourth quarter, the price of Weight Watchers tripled and that company alone contributed more than 400 basis points to the performance of the MDT portion of the Fund.

Specific stocks which contributed the most to relative performance in the year included Weight Watchers International Incorporated, Anacor Pharmaceuticals Incorporated, Skechers U.S.A. Incorporated and Blount International Incorporated. Specific stocks which detracted the most from relative performance included Vince Holding Corporation and Outerwall Incorporated.

At the end of the year, sector exposures remain close to benchmark weights except for a small underweight in financial services.

LORD, ABBETT & CO., LLC

For the fiscal year ended December 31, 2015, Lord Abbett’s portion of the Fund underperformed its benchmark, the Russell 2000® Growth Index.

Domestic equity markets modestly advanced over the past year, with the S&P 500® Index rising 1.38% during the trailing 12-month period. Despite this general move upwards, there were a few periods of short-term volatility, most notably in January 2015, when the S&P 500® Index declined 3.0%, and, in August 2015, when the Index dropped 6.0%, its greatest monthly loss in three years. One prevailing market theme for the year was the outperformance of large- and mega-cap stocks relative to their smaller peers. During the period, large-cap stocks, as measured by the Russell 1000® Index, returned 0.92%, while small-cap stocks, as measured by the Russell 2000® Index, declined by (4.41)%, and micro-cap stocks, as measured by the Russell Microcap® Index, dropped by (5.16)%. Another theme during the trailing 12-month period was the continued weakness in energy prices. Finally, the real U.S. Gross Domestic Product (GDP) initially was reported to have contracted by 0.2% in the first quarter of 2015; however, that figure was later revised up to a modest 0.6% expansion. In the second quarter of 2015, real GDP advanced 3.9%, while the third estimate from the Bureau of Economic Analysis indicated that real GDP increased 2.0% in the third quarter of 2015.

The leading detractor from performance relative to the benchmark during the reporting period was security selection in the information technology sector. Within this sector, the Fund’s holdings of Nimble Storage, Inc., a data storage platform provider, detracted most. Shares of Nimble Storage declined after the company reported third-quarter earnings below previous guidance, and indicated that it would not reach profitability in 2015 as it had previously expected. Another detractor within this sector over the past year was the Fund’s position in Glu Mobile, Inc., a developer, publisher and marketer of games for mobile devices. Shares of Glu Mobile fell after the company reduced its fiscal year 2015 guidance due to the poor performance of some of its recently launched games.

Security selection in the health care sector also negatively impacted the Fund’s relative performance during the reporting period. Within this sector, Amicus Therapeutics, Inc., a biopharmaceutical company, was the largest detractor. Shares of Amicus Therapeutics fell amid indications that the filing of one of their drugs with the FDA would be delayed. Another detractor within this sector was the Fund’s position in Chimerix Inc., a biopharmaceutical company focused on oral antivirals. Shares of Chimerix declined late in the year after the company reported that a late stage clinical trial for one of its drugs failed to reach its primary endpoints.

Among the largest contributors to relative performance during the period were the Fund’s underweight positions in the materials, industrials and energy sectors. These were the three worst performing sectors in the Russell 2000® Growth Index in 2015, and the portion of the Fund managed by Lord Abbett benefitted from maintaining an average exposure to these sectors that was roughly 10% less than that of the Index during the period.

The largest individual stock contributor to relative performance was the Fund’s position in Sketchers U.S.A., Inc., a designer and marketer of Sketchers

27

AMG Managers Special Equity Fund

Portfolio Manager’s Comments (continued)

branded footwear. Shares of Sketchers rose 35% in the month following its first-quarter earnings report, in which the company beat consensus earnings estimates even despite some currency headwinds. Another large individual contributor was a position in Abiomed, Inc., a provider of temporary percutaneous mechanical circulatory support devices. Shares of Abiomed surged after the company reported second-quarter 2015 earnings above consensus estimates, driven by strong year-over-year revenue growth in their marquee medical device.

RANGER INVESTMENT MANAGEMENT, L.P.

It was quite a financial market rollercoaster in 2015. The year can best be summed up with no better word than uncertainty. Investors were caught between a rock (downside global-growth risks) and a hard place (the beginning of the U.S. Federal Reserve — the Fed — tightening cycle). At its December meeting, the Fed finally decided to raise rates by 25 basis points. This action ended a nine-and-a-half-year drought in increases dating back to June 2006. While money is still historically cheap by any measure, the shift in policy is notable and the markets responded with more fear than enthusiasm. The gamut of expectations for additional increases in 2016 runs from none to four. We truly believe that the Federal Open Market Committee’s use of the word “gradual” leaves plenty of flexibility to do little as the year progresses. While employment is much stronger, the lack of wage growth, coupled with muted inflation pressures, leads us to believe the Fed will end up on the lower end of the range.

The gradual economic recovery from the great recession continued apace in 2015: GDP growth was modest,; employment improved and the labor markets tightened and Institute for Supply Management data demonstrated that the U.S. economy was on solid footing, specifically the consumer. Obviously, it was these factors that led to the Fed rate increase. However, it was international growth fears, primarily from China and commodity driven economies, which soured the global economic outlook. The tug of war between these competing factors manifested itself in a historically uncertain market environment that ended up going nowhere.

As has been well documented, much of the S&P 500 Index performance was driven by investors herding together in the four strong FANG positions (Facebook, Amazon, Netflix and Google). This obviously means that the average stock fared worse. Additionally, the historical context of a record number of times for the S&P 500 crossing the flat line, more than any time in the last 87 years, importantly shows the critical crossroads that markets face as we enter 2016. But before we look at the context of the set up for the forthcoming year, it is important to review 2015.

Similar to 2014, the small-capitalization market in 2015 was characterized as a more volatile and fractured environment, as companies with opposite characteristics vied for leadership throughout the year. In the first and third quarters, companies with higher quality characteristics outperformed, while the second and fourth quarters showed leadership by lower quality, non-earning companies. Unlike the prior several years, higher-quality attributes won out for the year and this back drop supported the Fund’s outperformance in 2015.

The portion of the Fund managed by Ranger gained 4.3%, outperforming the Russell 2000® Growth Index loss of (1.4)% by 570 basis points. Ranger’s portion of the Fund meaningfully outperformed during the first and third quarters. Leadership by higher-quality, lower-valuation factors supported the relative outperformance during these two periods. Ranger’s portion of the Fund lagged in the second and fourth quarters of the year, as lower-quality factors demonstrated strength in the Russell 2000® Growth Index. Despite the fourth quarter rebound by lower-quality factors, we believe that the market has more firmly shifted to a mature market cycle that favors quality characteristics.

A factor analysis review demonstrates that for the entirety of 2015, the strength of higher-quality attributes was evident. Unprofitable companies underperformed. Non-earning companies, which averaged 25% of the Index, returned (2.1)% compared with the (0.9)% loss by profitable companies in the Index. Strong revenue and earnings growth factors coupled with high-valuation factors outperformed. In other words, the scarcity of growth in this more mature economic and market environment was rewarded.

The health care and financial services sectors most meaningfully outperformed this past year. The health care sector within Ranger’s portion of the Fund gained 25.5%, compared with the 8.5% Index return. Financial services increased 24% in Ranger’s portion of the Fund versus the 7.3% return by the Index component. The materials and processing and energy sectors also demonstrated strong outperformance. The materials and processing sector within Ranger’s portion of the Fund gained 3.7%, compared with the 11% decline in the Index. Energy increased 14.9% in Ranger’s portion of the Fund, compared with the 39.8% decline by the Index component. Importantly, the technology sector performance stabilized this past year, increasing 5.1% compared with the 3.4% Index gain.

The producer durables sector was the most significant detractor from performance for 2015. This sector declined (18.4)% compared with the (11.8)% decline by the Index component. Weak performance by several stocks was the culprit. Two trucking stocks, Saia and Celadon Group, declined significantly as weakness in the industrial economy and resulting inventory excesses cut pricing and demand for this industry. Additionally, WageWorks was pressured by competitive fears and valuation compression. The consumer discretionary sector was the second largest detractor from performance. The Fund’s positions returned (13.6)%, compared with the (8.5%) return by the Index. One position, Tuesday Morning, was the primary reason for the underperformance.

SMITH ASSET MANAGEMENT GROUP, L.P.

For the year, the portion of the Fund managed by Smith Group was down (2.5)%, trailing the Russell 2000® Growth Index by (1.1)%, but exceeding the return of the core Russell 2000® Index by 1.9%. Stock selection in industrials, information

28

AMG Managers Special Equity Fund

Portfolio Manager’s Comments (continued)

technology and materials was positive against both indices, while selection in health care, financials and consumer discretionary were the laggards in relative return. Against the core Russell 2000® Index, allocation effect was helped by an overweight in health care, the best performing benchmark sector, and an underweight to the energy sector, the worst.

Biotech presented a significant headwind for the year. A combination of an underweight position to the group and below benchmark stock selection contributed to a 2.7% performance headwind relative to the Russell 2000® Growth Index.

Top performing holdings were American Woodmark — kitchen cabinets and vanities, 98%; Merge Health — imaging software solutions, 97% for period held; Manhattan Associates —supply chain solutions, 62%; Chemed Corp —hospice and palliative care services, 43%; Cal Maine Foods — egg producer, 39% for period held.

American Woodmark: this manufacturer and distributer of kitchen cabinets and vanities has been gaining market share in mid- to higher-end homes, which is the portion of the market where new construction has been the strongest. In the home center channel, they have been able to maintain market share despite continued strong promotional activity. Gross profit surged to 21.9% of net sales from 17.0% the previous year due to higher sales volume, favorable product mix, pricing and improved operating efficiency.

Bottom performing holdings were Synta Pharmaceuticals — oncology-focused biopharmaceutical, (77)% for period held; Rubicon Technology — LED sapphire wafer/materials company, (73)% for period held; Abraxas Petroleum — independent exploration and production company, (70)% for period held; World Acceptance — small-loan consumer finance company, (69)% for period held; Genocea Biosciences — T-cell directed vaccines and immunotherapies, (57)% for period held.

Rubicon Technology: saddled with excess capacity, this LED sapphire wafer/materials company is in the midst of a difficult turnaround. Despite modestly better revenues than expected, earnings fell short of expectations during the period held. The company gave guidance to expect similar results in future periods, which would be modestly below analyst expectations. Management cited pricing pressures that should be offset by higher volumes and cost cutting.

After a difficult environment in the last five quarters, companies within Smith Group’s portion of the Fund are once again beating expectations on a trailing twelve-month basis. The positive gap between actual and expected earnings for the latest period was 2%.

While the expected earnings growth rates of the market have continued to trend lower, expected growth for the companies held in Smith Group’s portion of the Fund has held up relatively well. The companies held in Smith Group’s portion of the Fund have expected growth better than the core benchmark and almost as high as the growth benchmark. Realized earnings growth, at a 29% median over the trailing twelve months, is much better than both the Russell 2000® Growth and Russell 2000® indices. This is achieved while having Price-to-Earnings, Price-to-Sales and Price-to-Cash Flow ratios better than both indices and a Price-to-Book ratio between the two.

Consensus expectations for 2015 gradually trended downward during the year and continued to fall in the fourth quarter. Consensus expectations for 2016 and 2017 continue to drop at a steeper pace than in 2015. Energy earnings remain under pressure as the downdraft in energy prices persists. Materials sector earnings are also under stress, primarily in the metals and mining industry. Earnings growth expectations are modest in most sectors. An outlier is energy, where low prices are expected to hit the bottom line very hard. The fastest earnings growth is expected in staples, which is boosted by food and staples retail. Materials earnings are expected to grow the next fastest, with chemical and paper companies the biggest gainers. Discretionary earnings are expected to grow in the mid-teens, with most industries participating.

In the absence of other market-moving data, anticipation of the first Fed move was a highlight during the quarter. Generally, good news was bad and bad news was good. Investors have been holding their breath, waiting for clear guidance for the next leg of the market. The past year failed to provide that guidance. It would be a good bet that 2016 will provide stronger catalysts. Given the known candidates and history of unknown dynamics becoming significant, it is difficult to have conviction in a direction, but our bias is to the upside. The normal preconditions for a new bear market are generally related to excess optimism, which has been mostly absent. In contrast, considerable effort has been spent on understanding what can go wrong. We believe it is those things that surprise investors that are the best market drivers.

This commentary reflects the viewpoints of Federated MDTA, LLC., Lord, Abbett & Co., LLC, Ranger Investment Management, L.P. and Smith Asset Management Group, L.P. as of December 31, 2015 and is not intended as a forecast or guarantee of future results.

AMG Managers Special Equity Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Special Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in AMG Managers Special Equity Fund – Institutional Class on December 31, 2005, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG Managers Special Equity Fund and the Russell 2000® Growth Index for the same time periods ended December 31, 2015.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Managers Special Equity Fund [2,3,4]
Service Class	(0.54)%	10.75%	6.13%
Institutional Class	(0.30)%	10.97%	6.36%

Russell 2000® Growth Index[5]	(1.38)%	10.67%	7.95%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to risks associated with investments in small-and mid-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[4]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
[5]	The Russell 2000® Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, the index is unmanaged, is not available for investment and does not incur expenses.

The Russell 2000® Growth Index is a trademark of the London Stock Exchange Group Companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Special Equity Fund

Fund Snapshots (unaudited)

December 31, 2015

PORTFOLIO BREAKDOWN

Sector	AMG Managers Special Equity Fund**	Russell 2000® Growth Index
Health Care	25.9%	28.2%
Information Technology	24.7%	25.0%
Consumer Discretionary	17.6%	16.7%
Industrials	11.7%	12.6%
Financials	9.0%	7.8%
Consumer Staples	4.6%	3.5%
Energy	2.3%	1.2%
Materials	1.2%	4.1%
Telecommunication Services	0.9%	0.8%
Utilities	0.0%	0.1%
Other Assets and Liabilities	2.1%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
MarketAxess Holdings, Inc.*	2.1%
Cambrex Corp.*	1.8
PrivateBancorp, Inc.*	1.7
Prestige Brands Holdings, Inc.	1.5
MAXIMUS, Inc.*	1.4
Sonic Corp.	1.3
WageWorks, Inc.	1.3
PRA Health Sciences, Inc.	1.3
Ellie Mae, Inc.*	1.3
LogMeln, Inc.	1.2

Top Ten as a Group	14.9%

*	Top Ten Holdings as of June 30, 2015.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Special Equity Fund

Schedule of Portfolio Investments

December 31, 2015

	Shares	Value
Common Stocks—97.9%
Consumer Discretionary—17.6%
2U, Inc.*,4	25,064	$701,292
American Axle & Manufacturing Holdings, Inc.*	44,626	845,216
American Eagle Outfitters, Inc.[4]	39,446	611,413
Asbury Automotive Group, Inc.*	22,305	1,504,249
Big Lots, Inc.	12,347	475,853
Boyd Gaming Corp.*	71,156	1,413,870
Bright Horizons Family Solutions, Inc.*	5,795	387,106
Brunswick Corp.	8,229	415,647
Buffalo Wild Wings, Inc.*	1,113	177,690
Burlington Stores, Inc.*	7,647	328,056
Capella Education Co.	1,725	79,730
The Children’s Place, Inc.[4]	11,371	627,679
Citi Trends, Inc.	7,500	159,375
Cooper Tire & Rubber Co.	10,800	408,780
Cracker Barrel Old Country Store, Inc.[4]	5,419	687,292
Culp, Inc.	10,000	254,700
Dana Holding Corp.	27,338	377,264
Denny’s Corp.*	34,300	337,169
Diamond Resorts International, Inc.*,4	17,677	450,940
Dorman Products, Inc.*,4	16,200	769,014
Drew Industries, Inc.	12,317	749,982
Etsy, Inc.*	5,463	45,124
Express, Inc.*	36,128	624,292
G-III Apparel Group, Ltd.*	47,180	2,088,187
The Habit Restaurants, Inc., Class A*	10,202	235,258
Iconix Brand Group, Inc.*	12,487	85,286
IMAX Corp.*	21,954	780,245
iRobot Corp.*,4	3,420	121,068
Isle of Capri Casinos, Inc.*	31,659	441,010
Liberty TripAdvisor Holdings, Inc., Class A*	22,345	677,947
Monro Muffler Brake, Inc.	30,584	2,025,272
Nautilus, Inc.*	12,456	208,264
New Oriental Education & Technology Group,
Inc., Sponsored ADR	3,770	118,265
The New York Times Co., Class A	13,900	186,538
Nutrisystem, Inc.	13,911	301,034
Outerwall, Inc.[4]	20,693	756,122
Panera Bread Co., Class A*	2,557	498,052
PetMed Express, Inc.	30,900	529,626
Pinnacle Entertainment, Inc.*	20,808	647,545

	Shares	Value
Pool Corp.	6,147	$496,555
Popeyes Louisiana Kitchen, Inc.*	38,358	2,243,943
Rentrak Corp.*	4,876	231,756
Restoration Hardware Holdings, Inc.*,4	5,775	458,824
Select Comfort Corp.*	11,448	245,102
Shake Shack, Inc., Class A*	3,199	126,680
Sinclair Broadcast Group, Inc., Class A4	18,081	588,356
Sonic Corp.[4]	81,243	2,624,961
Steven Madden, Ltd.*	59,480	1,797,486
Strayer Education, Inc.*	6,100	366,732
Sturm Ruger & Co., Inc.	5,500	327,855
Tupperware Brands Corp.[4]	7,251	403,518
Vince Holding Corp.*,4	142,737	653,735
Wayfair, Inc., Class A*,4	18,280	870,494
Weight Watchers International, Inc.*	26,633	607,232
Zoe’s Kitchen, Inc.*,4	11,514	322,162
Zumiez, Inc.*	54,919	830,375
Total Consumer Discretionary		35,327,218
Consumer Staples—4.6%
Blue Buffalo Pet Products, Inc.*,4	26,786	501,166
Calavo Growers, Inc.	23,164	1,135,036
Cal-Maine Foods, Inc.[4]	15,659	725,638
Casey’s General Stores, Inc.	7,603	915,781
Dean Foods Co.[4]	24,600	421,890
J&J Snack Foods Corp.	15,180	1,771,051
Medifast, Inc.	23,450	712,411
Performance Food Group Co.*,4	10,506	243,109
Sanderson Farms, Inc.[4]	1,230	95,350
Snyder’s-Lance, Inc.[4]	14,224	487,883
TreeHouse Foods, Inc.*	16,300	1,278,898
USANA Health Sciences, Inc.*	6,556	837,529
Total Consumer Staples		9,125,742
Energy—2.3%
Abraxas Petroleum Corp.*	63,700	67,522
Alon USA Energy, Inc.[4]	6,100	90,524
Callon Petroleum Co.*	93,533	780,065
GasLog, Ltd.[4]	23,036	191,199
Matador Resources Co.*	47,220	933,539
PDC Energy, Inc.*	28,680	1,530,938
Pioneer Energy Services Corp.*	104,919	227,674
REX American Resources Corp.*,4	7,152	386,709

The accompanying notes are an integral part of these financial statements.

AMG Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Energy—2.3% (continued)
US Silica Holdings, Inc.	3,186	$59,674
Western Refining, Inc.	8,546	304,409
Total Energy		4,572,253
Financials—9.0%
AmTrust Financial Services, Inc.	8,841	544,429
BancorpSouth, Inc.	34,190	820,218
Bank of the Ozarks, Inc.[4]	7,165	354,381
BofI Holding, Inc.*,4	20,800	437,840
Cash America International, Inc.	1,261	37,767
CBOE Holdings, Inc.	7,602	493,370
Cohen & Steers, Inc.	3,800	115,824
Credit Acceptance Corp.*,4	188	40,236
Encore Capital Group, Inc.*,4	12,932	376,063
Evercore Partners, Inc., Class A	10,590	572,601
Financial Engines, Inc.[4]	7,425	250,000
Home BancShares, Inc.	10,200	413,304
LendingTree, Inc.*	1,280	114,278
MarketAxess Holdings, Inc.	38,509	4,297,219
The Navigators Group, Inc.*	1,260	108,095
Pinnacle Financial Partners, Inc.	33,545	1,722,871
PrivateBancorp, Inc.	83,553	3,427,344
Regional Management Corp.*	4,500	69,615
South State Corp.	25,480	1,833,286
SVB Financial Group*	1,989	236,492
Universal Insurance Holdings, Inc.	31,468	729,428
Western Alliance Bancorp*	14,214	509,714
WisdomTree Investments, Inc.	7,167	112,379
World Acceptance Corp.*	11,205	415,706
WSFS Financial Corp.	2,300	74,428
Total Financials		18,106,888
Health Care—25.9%
ABIOMED, Inc.*	9,675	873,459
ACADIA Pharmaceuticals, Inc.*,4	9,864	351,652
Aceto Corp.	56,434	1,522,589
Achillion Pharmaceuticals, Inc.*	19,400	209,326
Affymetrix, Inc.*,4	23,500	237,115
Agios Pharmaceuticals, Inc.*,4	2,066	134,125
Align Technology, Inc.*	9,296	612,142
Amedisys, Inc.*	20,100	790,332
Anacor Pharmaceuticals, Inc.*	8,287	936,182

	Shares	Value
Anika Therapeutics, Inc.*	10,800	$412,128
athenahealth, Inc.*,4	4,104	660,621
BioCryst Pharmaceuticals, Inc.*	12,100	124,872
Blueprint Medicines Corp.*,4	6,010	158,303
Cambrex Corp.*	74,941	3,528,972
Cantel Medical Corp.	27,717	1,722,334
Celldex Therapeutics, Inc.*,4	10,541	165,283
Cepheid, Inc.*	2,600	94,978
Chemed Corp.	7,893	1,182,371
Cross Country Healthcare, Inc.*	34,097	558,850
CTI BioPharma Corp.*	55,900	68,757
Cytokinetics, Inc.*,4	23,200	242,672
Diplomat Pharmacy, Inc.*	5,975	204,465
Dyax Corp.*	6,900	259,578
Eagle Pharmaceuticals, Inc.*,4	23,303	2,066,277
Endologix, Inc.*	20,359	201,554
The Ensign Group, Inc.	20,000	452,600
Evolent Health, Inc., Class A*	15,103	182,897
Exelixis, Inc.*,4	25,600	144,384
FibroGen, Inc.*,4	5,700	173,679
Foundation Medicine, Inc.*	4,304	90,642
Geron Corp.*	76,924	372,312
Glaukos Corp.*,4	12,301	303,712
Halozyme Therapeutics, Inc.*,4	6,900	119,577
HealthEquity, Inc.*	12,580	315,381
HMS Holdings Corp.*	12,798	157,927
ICON PLC*	30,130	2,341,101
ICU Medical, Inc.*	4,000	451,120
INC Research Holdings, Inc., Class A*	9,700	470,547
Inogen, Inc.*	9,117	365,501
Inovio Pharmaceuticals, Inc.*,4	20,490	137,693
Invacare Corp.	4,665	81,124
Juno Therapeutics, Inc.*	4,668	205,252
Kite Pharma, Inc.*,4	2,823	173,953
Lannett Co., Inc.*,4	26,689	1,070,763
LDR Holding Corp.*	10,292	258,432
Masimo Corp.*	26,321	1,092,585
Medidata Solutions, Inc.*	46,181	2,276,262
Molina Healthcare, Inc.*,4	6,600	396,858
Myriad Genetics, Inc.*	2,400	103,584
Natus Medical, Inc.*	24,606	1,182,318

The accompanying notes are an integral part of these financial statements.

AMG Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Health Care—25.9% (continued)
Neogen Corp.*	25,506	$1,441,599
Neurocrine Biosciences, Inc.*	9,728	550,313
Nevro Corp.*	8,073	545,008
Ophthotech Corp.*	4,318	339,093
Pacific Biosciences of California, Inc.*,4	31,892	418,742
Pacira Pharmaceuticals, Inc.*	6,809	522,863
PAREXEL International Corp.*	8,130	553,816
PDL BioPharma, Inc.[4]	106,678	377,640
Penumbra, Inc.*	6,709	361,011
Portola Pharmaceuticals, Inc.*	4,136	212,797
PRA Health Sciences, Inc.*	57,700	2,612,079
Press Ganey Holdings, Inc.*	16,707	527,106
Prestige Brands Holdings, Inc.*	57,791	2,975,081
Progenics Pharmaceuticals, Inc.*	21,400	131,182
Prothena Corp. PLC*,4	3,008	204,875
The Providence Service Corp.*	29,941	1,404,832
Quality Systems, Inc.[4]	25,700	414,284
Repligen Corp.*	43,299	1,224,929
Revance Therapeutics, Inc.*	4,704	160,689
Sage Therapeutics, Inc.*	9,369	546,213
Sarepta Therapeutics, Inc.*	6,820	263,116
Spark Therapeutics, Inc.*,4	6,656	301,583
The Spectranetics Corp.*,4	35,582	535,865
Supernus Pharmaceuticals, Inc.*	98,268	1,320,722
Surgical Care Affiliates, Inc.*	3,200	127,392
Teligent, Inc.*	104,748	932,257
TESARO, Inc.*,4	4,919	257,362
U.S. Physical Therapy, Inc.	7,480	401,526
Ultragenyx Pharmaceutical, Inc.*	4,542	509,522
Veeva Systems, Inc., Class A*,4	23,233	670,272
Zeltiq Aesthetics, Inc.*,4	30,597	872,932
Total Health Care		51,955,842
Industrials—11.7%
AAON, Inc.	34,390	798,536
Advanced Drainage Systems, Inc.[4]	54,119	1,300,480
Alaska Air Group, Inc.	1,542	124,146
Allegiant Travel Co.	1,954	327,940
American Woodmark Corp.*	6,600	527,868
Beacon Roofing Supply, Inc.*	9,052	372,761
Blount International, Inc.*	97,060	952,159

	Shares	Value
Builders FirstSource, Inc.*	44,959	$498,146
Comfort Systems USA, Inc.	8,698	247,197
Deluxe Corp.	22,631	1,234,295
Douglas Dynamics, Inc.	19,300	406,651
Dycom Industries, Inc.*	10,339	723,316
EnerSys	19,723	1,103,107
Essendant, Inc.	9,456	307,415
The Greenbrier Cos., Inc.[4]	17,557	572,709
Hawaiian Holdings, Inc.*	20,857	736,878
Healthcare Services Group, Inc.	8,932	311,459
Heidrick & Struggles International, Inc.	3,600	97,992
Hexcel Corp.	5,528	256,776
Interface, Inc.	20,157	385,805
Kadant, Inc.	8,800	357,368
Knight Transportation, Inc.	54,644	1,324,024
Knoll, Inc.	19,661	369,627
Matson, Inc.	10,590	451,452
Meritor, Inc.*	49,152	410,419
Nordson Corp.	1,914	122,783
On Assignment, Inc.*	8,069	362,702
Proto Labs, Inc.*,4	25,607	1,630,910
RBC Bearings, Inc.*	4,506	291,043
Saia, Inc.*	37,110	825,698
TransUnion*	7,703	212,372
Trex Co., Inc.*	20,050	762,702
United Rentals, Inc.*	1,362	98,799
Vectrus, Inc.*	4,100	85,649
Virgin America, Inc.*,4	10,900	392,509
Wabash National Corp.*	77,129	912,436
WageWorks, Inc.*	57,650	2,615,581
West Corp.	24,136	520,614
YRC Worldwide, Inc.*	23,800	337,484
Total Industrials		23,369,808
Information Technology—24.7%
Advanced Energy Industries, Inc.*	14,500	409,335
Ambarella, Inc.*,4	5,524	307,908
Arista Networks, Inc.*,4	6,066	472,177
Aspen Technology, Inc.*	11,020	416,115
Atlassian Corp. PLC, Class A*	9,354	281,368
Belden, Inc.	5,136	244,884
Benefitfocus, Inc.*	18,451	671,432

The accompanying notes are an integral part of these financial statements.

AMG Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology—24.7% (continued)
Blackhawk Network Holdings, Inc.*	11,959	$528,707
BroadSoft, Inc.*	12,884	455,578
Callidus Software, Inc.*	63,581	1,180,699
Cavium, Inc.*	8,923	586,330
CEVA, Inc.*	17,983	420,083
Ciena Corp.*	20,000	413,800
Cimpress N.V.*,4	4,403	357,259
Cirrus Logic, Inc.*	10,703	316,060
comScore, Inc.*	8,483	349,075
Cornerstone OnDemand, Inc.*	10,098	348,684
Criteo, S.A., Sponsored ADR*	12,418	491,753
CSG Systems International, Inc.	15,800	568,484
Cvent, Inc.*	6,467	225,763
DHI Group, Inc.*	48,600	445,662
DTS, Inc.*	3,400	76,772
EarthLink Holdings Corp.	51,200	380,416
Ellie Mae, Inc.*	43,093	2,595,491
EPAM Systems, Inc.*	9,116	716,700
Euronet Worldwide, Inc.*	23,937	1,733,757
Extreme Networks, Inc.*	126,200	514,896
Fleetmatics Group PLC*,4	21,785	1,106,460
Gigamon, Inc.*	19,159	509,055
Globant, S.A.*	12,239	459,085
GoDaddy,Inc., Class A*,4	21,523	690,027
Gogo, Inc.*,4	39,623	705,289
Guidewire Software, Inc.*	8,314	500,170
HubSpot, Inc.*	4,408	248,214
Imperva, Inc.*	4,766	301,735
Infinera Corp.*,4	21,135	382,966
Integrated Device Technology, Inc.*	36,319	957,006
IPG Photonics Corp.*	4,085	364,219
Ixia*	34,310	426,473
j2 Global, Inc.	6,621	545,041
LogMeln, Inc.*	35,997	2,415,399
Luxoft Holding, Inc.*	12,995	1,002,304
Manhattan Associates, Inc.*	19,304	1,277,346
Match Group, Inc.*,4	34,974	473,898
Materialise N.V., ADR*,2	12,422	87,699
MAXIMUS, Inc.	48,340	2,719,125
Methode Electronics, Inc.	10,000	318,300

	Shares	Value
Microsemi Corp.*	6,887	$224,447
Monolithic Power Systems, Inc.	3,919	249,680
NeuStar, Inc., Class A*,4	50,985	1,222,110
New Relic, Inc.*	7,199	262,260
Paycom Software, Inc.*	14,719	553,876
Paylocity Holding Corp.*	17,492	709,301
Polycom, Inc.*	36,346	457,596
Proofpoint, Inc.*	3,581	232,801
Qualys, Inc.*	32,620	1,079,396
RealPage,Inc.*	18,402	413,125
The Rubicon Project, Inc.*	16,233	267,033
Ruckus Wireless, Inc.*	107,312	1,149,312
Shopify,Inc., Class A*,4	9,311	240,224
ShoreTel, Inc.*	22,800	201,780
Silicon Laboratories, Inc.*	34,800	1,689,192
SPS Commerce, Inc.*	15,600	1,095,276
Square, Inc., Class A*,4	4,589	60,070
SunPower Corp.*	25,447	763,664
Sykes Enterprises, Inc.*	19,390	596,824
Synaptics, Inc.*	2,862	229,933
Synchronoss Technologies,Inc.*	413	14,550
Tableau Software, Inc., Class A*	5,348	503,889
Tessera Technologies, Inc.	15,144	454,471
Textura Corp.*,4	1,698	36,643
Tyler Technologies, Inc.*	9,615	1,676,087
The Ultimate Software Group, Inc.*	5,459	1,067,289
Universal Display Corp.*	9,537	519,194
VASCO Data Security International, Inc.*,4	12,055	201,680
Web.com Group, Inc.*	33,528	670,895
WebMD Health Corp.*,4	13,473	650,746
Xcerra Corp.*	41,200	249,260
Zendesk, Inc.*	24,702	653,121
Zillow Group, Inc., Class A*,4	7,678	199,935
Total Information Technology		49,594,659
Materials—1.2%
Berry Plastics Group, Inc.*	3,000	108,540
Chemtura Corp.*	5,200	141,804
Flotek Industries, Inc.*,4	8,400	96,096
Innospec, Inc.	6,400	347,584
Trinseo, S.A.*,4	43,621	1,230,112
U.S. Concrete, Inc.*	5,094	268,250

The accompanying notes are an integral part of these financial statements.

AMG Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Materials—1.2% (continued)
Worthington Industries, Inc.	4,112	$123,936
Total Materials		2,316,322
Telecommunication Services—0.9%
Cogent Communications Holdings, Inc.	51,550	1,788,270
Total Common Stocks (cost $172,637,812)		196,157,002
Warrants—0.0%#
HealthSouth Corp. (Health Care), 01/17/17* (cost $13,215)	6,007	13,215

	Principal Amount
Short-Term Investments—13.4%
Repurchase Agreements—10.8%[7]
BNP Paribas Securities Corp., dated 12/31/15,due 01/04/16, 0.300%, total to be received $5,142,626 (collateralized by various U.S. Government Agency Obligations, 0.000%—5.500%, 06/06/16—05/04/37, totaling $5,245,304)	$5,142,455	5,142,455
Cantor Fitzgerald Securities, dated 12/31/15, due 01/04/16, 0.340%, total to be received $5,142,649 (collateralized by various U.S. Government Obligations, 0.000%—10.500%, 01/15/16—09/01/49, totaling $5,245,304)	5,142,455	5,142,455
Daiwa Capital Markets America, dated 12/31/15, due 01/04/16, 0.350%, total to be received $5,142,655 (collateralized by various U.S. Government Agency Obligations, 0.000%—7.500%, 01/21/16—02/01/49, totaling $5,245,304)	5,142,455	5,142,455

	Principal Amount	Value
Nomura Securities International, Inc., dated 12/31/15, due 01/04/16, 0.330%, total to be received $4,109,042 (collateralized by various U.S. Government Agency Obligations, 0.000%—10.500%, 01/15/16—12/20/65 totaling $4,191,069)	$4,108,891	$4,108,891
State of Wisconsin Investment Board, dated 12/31/2015, due 01/04/2016, 0.410%, total to be received $2,116,090 (collateralized by various U.S. Government Agency Obligations, 0.125%—2.500%, 01/15/17—02/15/42,totaling $2,159,868)	2,115,994	2,115,994
Total Repurchase Agreements		21,652,250

	Shares
Other Investment Companies—2.6%[8]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.26%	5,219,870	5,219,870
Total Short-Term Investments (cost $26,872,120)		26,872,120
Total Investments—111.3% (cost $199,523,147)		223,042,337
Other Assets, less Liabilities—(11.3)%		(22,644,011)
Net Assets—100.0%		$200,398,326

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2015, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net
AMG Managers Bond Fund	$2,475,512,913	$130,713,051	$(108,345,370)	$22,367,681
AMG Managers Global Income Opportunity Fund	37,082,215	795,900	(4,391,792)	(3,595,892)
AMG Managers Special Equity Fund	201,687,974	35,502,122	(14,147,759)	21,354,363

*	Non-income producing security.
†	Principal amount stated in U.S. dollars unless otherwise stated.
#	Rounds to less than 0.1%.

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2015, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
AMG Managers Bond Fund	$362,161,609	14.6%
AMG Managers Global Income Opportunity Fund	13,010,962	40.5%

(b)	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[1]	Floating Rate Security. The rate listed is as of December 31, 2015. Date in parentheses represents the security’s next coupon rate reset.
[2]	Illiquid Security: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded and would be difficult to sell in a timely sale. The Fund may not invest more than 15% of their net assets in illiquid securities. All illiquid securities are valued by an independent pricing agent. The market value of illiquid securities at December 31, 2015, amounted to the following:

Fund	Market Value	% of Net Assets
AMG Managers Bond Fund	$54,804,256	2.2%
AMG Managers Special Equity Fund	87,699	0.04%

[3]	Variable Rate Security. The rate listed is as of December 31, 2015, and is periodically reset subject to terms and conditions set forth in the debenture.
[4]	Some or all of these shares were out on loan to various brokers as of December 31, 2015, amounting to the following:

Fund	Market Value	% of Net Assets
AMG Managers Bond Fund	$41,330,770	1.7%
AMG Managers Global Income Opportunity Fund	1,320,265	4.1%
AMG Managers Special Equity Fund	20,873,752	10.4%

[5]	Convertible Security. A corporate bond or preferred stock, usually a junior debenture, that can be converted, at the option of the holder, for a specific number of shares of the company’s preferred stock or common stock. The market value of convertible bonds and convertible preferred stocks at December 31, 2015, amounted to the following:

Convertible Bonds
Fund	Market Value	% of Net Assets
AMG Managers Bond Fund	$69,094,075	2.8%

Convertible Preferred Stock Fund	Market Value	% of Net Assets
AMG Managers Bond Fund	$16,241,754	0.7%

[6]	Represents yield to maturity at December 31, 2015.
[7]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[8]	Yield shown represents the December 31, 2015, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[9]	Perpetuity Bond. The date shown is the final call date.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

Country	AMG Managers Bond Fund*
Australia	0.9%
Bermuda	1.2%
Brazil	0.2%
Canada	1.1%
Cayman Islands	2.2%
France	0.6%
Iceland	0.3%
India	0.0%#
Ireland	0.5%
Luxembourg	1.3%
Malaysia	0.1%
Mexico	3.6%

#	Rounds to less than 0.1%.
*	As a percentage of long-term investments as of December 31, 2015.

AMG Managers Global Income
Country	Opportunity Fund*
Argentina	2.1%
Australia	2.7%
Bermuda	0.5%
Brazil	2.4%
Canada	3.2%
Cayman Islands	1.2%
Chile	1.5%
China	0.6%
Colombia	2.6%
Dominican Republic	1.3%
France	3.1%
Hungary	0.5%
Iceland	1.1%
Indonesia	3.2%
Israel	0.8%
Italy	5.0%
Jamaica	0.6%
Japan	0.6%
Luxembourg	2.5%
Mauritius	0.6%

Country	AMG Managers Bond Fund*
Netherlands	1.6%
New Zealand	0.4%
Norway	0.2%
South Korea	0.1%
Spain	0.1%
United Arab Emirates	1.0%
United Kingdom	2.1%
United States	82.5%

100.0%

AMG Managers Global Income
Country	Opportunity Fund*
Mexico	7.9%
Morocco	0.6%
Netherlands	6.9%
New Zealand	4.8%
Panama	1.6%
Peru	1.1%
Philippines	0.3%
Poland	2.6%
Russian Federation	0.5%
Singapore	0.6%
South Korea	1.7%
Spain	2.1%
Turkey	3.1%
United Arab Emirates	0.6%
United Kingdom	3.8%
United States	24.7%
Venezuela	1.0%

100.0%

*	As a percentage of long-term investments as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

The following tables summarize the inputs used to value the Funds’ investments by the fair value hierarchy levels as of December 31, 2015: (See Note 1(a) in the Notes to the Financial Statements.)

	Quoted Prices in Active Markets	Significant Other	Significant
	for Identical Investments	Observable Inputs	Unobservable Inputs
	Level 1	Level 2	Level 3	Total
AMG Managers Bond Fund
Investments in Securities
Asset-Backed Securities	—	$103,388,386	$20,421,277	$123,809,663
Corporate Bonds and Notes
Industrials	—	626,433,243	—	626,433,243
Financials	—	615,312,791	—	615,312,791
Utilities	—	141,722,367	—	141,722,367
Foreign Government and Agency Obligations	—	155,394,351	—	155,394,351
Mortgage-Backed Securities	—	32,050,664	—	32,050,664
Municipal Bonds	—	30,971,897	—	30,971,897
U.S. Government and Agency Obligations†	—	661,957,888	—	661,957,888
Common Stocks††	$2,785,637	—	—	2,785,637
Preferred Stocks
Financials	9,729,677	—	—	9,729,677
Industrials	4,420,969	—	—	4,420,969
Materials	3,284,533	—	—	3,284,533
Utilities	—	391,654	—	391,654
Short-Term Investments
Repurchase Agreements	—	42,920,894	—	42,920,894
Other Investment Companies	46,694,366	—	—	46,694,366

Total Investments in Securities	$66,915,182	$2,410,544,135	$20,421,277	$2,497,880,594

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at December 31, 2015:

Asset-Backed
AMG Managers Bond Fund	Securities
Balance as of December 31, 2014	$22,194,033
Accrued discounts (premiums)	(8,395)
Realized gain (loss)	(10,170)
Change in unrealized appreciation (depreciation)	(298,128)
Purchases	—
Sales	(1,456,063)
Transfers in to Level 3	—
Transfers out of Level 3	—
Balance as of December 31, 2015	$20,421,277
Net change in unrealized depreciation on investments still held at December 31, 2015	$(298,128)

The Fund’s investment that is categorized as Level 3 is valued utilizing third party pricing information without adjustment (Broker quote). Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investment.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets	Significant Other	Significant
	for Identical Investments	Observable Inputs	Unobservable Inputs
	Level 1	Level 2	Level 3	Total
AMG Managers Global Income Opportunity Fund
Investments in Securities
Asset-Backed Securities	—	$235,597	—	$235,597
Corporate Bonds and Notes†	—	19,816,472	—	19,816,472
Foreign Government and Agency Obligations	—	9,859,887	—	9,859,887
Mortgage-Backed Securities	—	307,114	—	307,114
U.S. Government†	—	1,298,248	—	1,298,248
Short-Term Investments
Repurchase Agreements	—	1,368,050	—	1,368,050
Other Investment Companies	$600,955	—	—	600,955

Total Investments in Securities	$600,955	$32,885,368	—	$33,486,323

Financial Derivative Instruments-Assets†††
Foreign Currency Exchange Contracts	—	$146,029	—	$146,029
Financial Derivative Instruments-Liabilities†††
Foreign Currency Exchange Contracts	—	(146,217)	—	(146,217)

Total Financial Derivative Instruments	—	$(188)	—	$(188)

	Quoted Prices in Active Markets	Significant Other	Significant
	for Identical Investments	Observable Inputs	Unobservable Inputs
	Level 1	Level 2	Level 3	Total
AMG Managers Special Equity Fund
Investments in Securities
Common Stocks
Health Care	$51,955,842	—	—	$51,955,842
Information Technology	49,506,960	$87,699	—	49,594,659
Consumer Discretionary	35,327,218	—	—	35,327,218
Industrials	23,369,808	—	—	23,369,808
Financials	18,106,888	—	—	18,106,888
Consumer Staples	9,125,742	—	—	9,125,742
Energy	4,572,253	—	—	4,572,253
Materials	2,316,322	—	—	2,316,322
Telecommunication Services	1,788,270	—	—	1,788,270
Warrants	—	—	$13,215	13,215
Short-Term Investments
Repurchase Agreements	—	21,652,250	—	21,652,250
Other Investment Companies	5,219,870	—	—	5,219,870

Total Investments in Securities	$201,289,173	$21,739,949	$13,215	$223,042,337

The Fund’s investment that is categorized as a Level 3 is warrants received as part of a securities litigation settlement of December 29, 2015. The valuation is based on the first day of trading’s opening bid price on the New York Stock Exchange. Prior to that date there was no valuation data available.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

†	All corporate bonds and notes and U.S. government and agency obligations held in the Funds are level 2 securities. For a detailed breakout of the corporate bonds and notes and U.S. government and agency obligations by major industry or agency classification, please refer to the Schedule of Portfolio Investments.
††	All common stocks held in the Fund are level 1 securities. For a detailed breakout of the common stocks, please refer to the respective Schedule of Portfolio Investments.
†††	Derivative instruments, such as forwards contracts are not reflected in the Schedule of Portfolio Investments and are valued at the unrealized appreciation/depreciation of the instrument.

As of December 31, 2015, the Funds had no significant transfers between levels from the beginning of the reporting period.

The following schedule shows the value of derivative instruments at December 31, 2015:

		Asset Derivatives		Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
AMG Managers Global Income Opportunity Fund
	Foreign currency exchange contracts	Unrealized appreciation on foreign currency contracts	$146,029	Unrealized depreciation on foreign currency contracts	$146,217

For the year ended December 31, 2015, the effect of derivative instruments on the Statement of Operations and the amount of realized gain/(loss) and unrealized gain/(loss) on derivatives recognized in income is as follows:

		Realized Gain (Loss)		Change in Unrealized Gain (Loss)
Fund	Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/(Loss)	Statement of Operations Location	Change In Unrealized Gain/(Loss)
AMG Managers Global Income Opportunity Fund
	Interest rate contracts	Net realized loss on futures contracts	$(824)	Net change in unrealized appreciation (depreciation) of futures contracts	$(6,108)
	Foreign currency exchange contracts	Net realized gain on foreign currency transactions	327,000	Net change in unrealized appreciation (depreciation) of foreign currency translations	(104,034)

		Totals	$326,176		$(110,142)

At December 31, 2015, the following Fund had foreign currency contracts (in U.S. Dollars):

(See Note 9 in the Notes to Financial Statements.)

AMG Managers Global Income Opportunity Fund

Foreign Currency	Position	Settlement Date	Counterparty	Receivable Amount	Payable Amount	Unrealized Gain/ (Loss)
British Pound	Long	03/16/16	CS	$1,400,675	$1,432,310	$(31,635)
Canadian Dollar	Long	03/08/16	CS	419,244	430,599	(11,355)
Euro	Long	03/16/16	MS	4,598,376	4,651,107	(52,731)
Euro*	Long	03/16/16	CS	444,779	450,096	(5,317)
Japanese Yen	Long	03/16/16	CS	3,963,601	3,867,866	95,735
Norwegian Krone	Long	03/16/16	UBS	56,446	57,034	(588)
Norwegian Krone*	Long	03/16/16	CS	440,277	444,498	(4,221)
Australian Dollar	Short	02/29/16	CS	586,448	595,705	(9,257)

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

Foreign Currency	Position	Settlement Date	Counterparty	Receivable Amount	Payable Amount	Unrealized Gain/ (Loss)
Brazilian Real	Short	03/09/16	CS	$117,119	$112,932	$4,187
Canadian Dollar	Short	03/08/16	CS	519,682	502,370	17,312
Euro*	Short	03/16/16	CS	444,498	445,697	(1,199)
Indonesian Rupiah	Short	03/16/16	CS	282,686	284,714	(2,028)
Mexican Peso	Short	03/16/16	UBS	669,982	649,177	20,805
New Zealand Dollar	Short	03/16/16	CS	1,415,810	1,436,413	(20,603)
Norwegian Krone	Short	03/16/16	UBS	172,825	169,337	3,488
Norwegian Krone*	Short	03/16/16	CS	450,096	440,277	9,819
Polish Zloty	Short	03/16/16	CITI	828,695	841,278	(12,583)
Swiss Franc	Short	03/16/16	UBS	60,084	60,101	(17)

			Totals	$16,871,323	$16,871,511	$(188)

*	Represents cross foreign currency forward contracts.

INVESTMENTS DEFINITIONS AND ABBREVIATIONS:

EMTN:	European Medium-Term Notes
FHLMC:	Federal Home Loan Mortgage Corporation
FNMA:	Federal National Mortgage Association
GMTN:	Global Medium-Term Notes
MTN:	Medium-Term Note
PLC:	Public Limited Company
SAU:	Saugus

COUNTERPARTY ABBREVIATIONS:

CITI:	Citibank N.A.
CS:	Credit Suisse
MS:	Morgan Stanley
UBS:	UBS Securities LLC

CURRENCY ABBREVIATIONS:

AUD:	Australian Dollar
BRL:	Brazilian Real
CAD:	Canadian Dollar
COP:	Colombian Peso
EUR:	Euro
GBP:	British Pound
IDR:	Indonesian Rupiah
KRW:	South Korean Won
MXN:	Mexican Peso
NOK:	Norwegian Krone
NZD:	New Zealand Dollar
PLN:	Polish Zloty
RUB:	Russian Ruble

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR security is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

December 31, 2015

		AMG Managers	AMG Managers
	AMG Managers	Global Income	Special Equity
	Bond Fund	Opportunity Fund	Fund
Assets:
Investments at value* (including securities on loan valued at $41,330,770, $1,320,265 and $20,873,752, respectively)	$2,454,959,700	$32,118,273	$201,390,087
Repurchase Agreements at value**	42,920,894	1,368,050	21,652,250
Foreign currency***	2,059	210,280	—
Dividends, interest and other receivables	21,658,287	388,512	74,136
Receivable for investments sold	—	682,819	880,331
Receivable for Fund shares sold	3,027,290	33,036	88,962
Unrealized appreciation on foreign currency contracts	—	146,029	—
Receivable from affiliate	113,793	11,677	42,778
Prepaid expenses	13,335	6,227	10,327
Total assets	2,522,695,358	34,964,903	224,138,871
Liabilities:
Payable upon return of securities loaned	42,920,894	1,368,050	21,652,250
Payable for Fund shares repurchased	4,680,983	240,301	616,789
Payable for investments purchased	—	974,751	1,136,246
Unrealized depreciation on foreign currency contracts	—	146,217	—
Accrued expenses:
Investment advisory and management fees	1,330,472	19,499	156,794
Administrative fees	532,189	5,571	43,554
Shareholder servicing fees—Service Class	136,199	—	39,560
Trustees fees and expenses	1,157	36	90
Other	322,064	69,852	95,262
Total liabilities	49,923,958	2,824,277	23,740,545
Net Assets	$2,472,771,400	$32,140,626	$200,398,326
* Investments at cost	$2,424,782,661	$35,705,332	$177,870,897
** Repurchase agreements at cost	$42,920,894	$1,368,050	$21,652,250
*** Foreign currency at cost	$2,059	$214,671	—

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG Managers Bond Fund	AMG Managers Global Income Opportunity Fund	AMG Managers Special Equity Fund
Net Assets Represent:
Paid-in capital	$2,448,965,047	$38,512,023	$301,471,788
Distributions in excess of net investment income	(7,809,369)	(680,935)	—
Undistributed (accumulated) net realized gain (loss) from investments	1,439,028	(2,094,984)	(124,592,652)
Net unrealized appreciation (depreciation) of investments	30,176,694	(3,595,478)	23,519,190
Net Assets	$2,472,771,400	$32,140,626	$200,398,326
Shares outstanding	n/a	1,768,375	n/a
Net asset value, offering and redemption price per share	n/a	$18.18	n/a
Service Class:
Net Assets	$1,575,245,618	n/a	$181,862,152
Shares outstanding	60,147,531	n/a	2,070,478
Net asset value, offering and redemption price per share	$26.19	n/a	$87.84
Institutional Class:
Net Assets	$897,525,782	n/a	$18,536,174
Shares outstanding	34,275,877	n/a	206,133
Net asset value, offering and redemption price per share	$26.19	n/a	$89.92

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the year ended December 31, 2015

	AMG Managers Bond Fund	AMG Managers Global Income Opportunity Fund	AMG Managers Special Equity Fund
Investment Income:
Interest income	$100,544,639	$1,752,562	$71
Dividend income	1,444,501	21,748	1,521,446 [1]
Securities lending income	201,537	5,431	342,786
Foreign withholding tax	(109,394)	(9,970)	(383)
Total investment income	102,081,283	1,769,771	1,863,920
Expenses:
Investment advisory and management fees	17,331,885	291,549	1,990,253
Administrative fees	6,932,754	83,300	552,848
Shareholder servicing fees—Service Class	1,821,185	—	504,144
Reports to shareholders	309,358	10,968	14,344
Custodian fees	256,840	72,642	104,804
Professional fees	250,657	40,946	38,369
Trustees fees and expenses	169,753	2,590	12,496
Transfer agent fees	152,896	10,847	35,170
Registration fees	143,490	23,482	35,883
Miscellaneous	54,309	957	4,494
Total expenses before offsets/reductions	27,423,127	537,281	3,292,805
Expense reimbursements	(921,308)	(166,561)	(333,953)
Expense reductions	—	—	(14,348)
Fee waivers	(20,292)	—	—
Net expenses	26,481,527	370,720	2,944,504
Net Investment income (loss)	75,599,756	1,399,051	(1,080,584)
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	32,947,331	(1,640,264)	16,303,340
Net realized gain (loss) on foreign currency transactions	(608,330)	235,908	—
Net realized loss on futures contracts	—	(824)	—
Net change in unrealized appreciation (depreciation) of investments	(164,454,677)	(2,492,305)	(15,116,156)
Net change in unrealized appreciation (depreciation) of foreign currency translations	103,800	(89,338)	—
Net change in unrealized appreciation (depreciation) of futures contracts	—	(6,108)	—
Net realized and unrealized gain (loss)	(132,011,876)	(3,992,931)	1,187,184
Net increase (decrease) in net assets resulting from operations	$(56,412,120)	$(2,593,880)	$106,600

[1]	Includes non-recurring dividends of $515,357.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the years ended December 31,

	AMG Managers Bond Fund		AMG Managers Global Income Opportunity Fund		AMG Managers Special Equity Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income (loss)	$75,599,756	$75,898,352	$1,399,051	$1,425,350	$(1,080,584)	$(1,929,755)
Net realized gain (loss) on investments, foreign currency transactions and futures contracts	32,339,001	19,650,411	(1,405,180)	226,867	16,303,340	31,378,178
Net change in unrealized appreciation (depreciation) of investments, foreign currency translations and futures contracts	(164,350,877)	44,512,783	(2,587,751)	(853,882)	(15,116,156)	(27,506,007)
Net increase (decrease) in net assets resulting from operations	(56,412,120)	140,061,546	(2,593,880)	798,335	106,600	1,942,416
Distributions to Shareholders:
From net investment income:
Single Class Fund	—	—	(482,617)	(939,214)	—	—
Service Class	(46,749,891)	(53,905,501)	—	—	—	—
Institutional Class	(25,682,778)	(26,975,772)	—	—	—	—
From net realized gain on investments:
Single Class Fund	—	—	—	—	—	—
Service Class	(22,559,422)	(12,282,776)	—	—	—	—
Institutional Class	(12,787,975)	(6,717,285)	—	—	—	—
Total distributions to shareholders	(107,780,066)	(99,881,334)	(482,617)	(939,214)	—	—
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	(371,852,846)	677,749,792	(14,995,747)	2,058,911	(23,986,851)	(38,040,718)
Total increase (decrease) in net assets	(536,045,032)	717,930,004	(18,072,244)	1,918,032	(23,880,251)	(36,098,302)
Net Assets:
Beginning of year	3,008,816,432	2,290,886,428	50,212,870	48,294,838	224,278,577	260,376,879
End of year	$2,472,771,400	$3,008,816,432	$32,140,626	$50,212,870	$200,398,326	$224,278,577
End of year distributions in excess of net investment income	$(7,809,369)	$(3,594,813)	$(680,935)	$(95,566)	—	—

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG Managers Bond Fund

Financial Highlights

For a share outstanding throughout each period

	For the years ended December 31,
Service Class†	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$27.88	$27.33	$27.93	$25.97	$25.61
Income from Investment Operations:
Net investment income[1,2]	0.74	0.80	0.92	1.03	1.14
Net realized and unrealized gain (loss) on investments	(1.34)	0.78	(0.63)	2.04	0.39
Total income (loss) from investment operations	(0.60)	1.58	0.29	3.07	1.53
Less Distributions to Shareholders from:
Net investment income	(0.71)	(0.85)	(0.89)	(1.11)	(1.17)
Net realized gain on investments	(0.38)	(0.18)	—	—	—
Total distributions to shareholders	(1.09)	(1.03)	(0.89)	(1.11)	(1.17)
Net Asset Value, End of Year	$26.19	$27.88	$27.33	$27.93	$25.97
Total Return[2]	(2.19)%[4]	5.81%	1.06%	12.04%	6.06%
Ratio of net expenses to average net assets (with offsets/reductions)	0.99%	0.99%	1.01%[5]	0.99%[6]	0.99%
Ratio of expenses to average net assets (with offsets)	0.99%	0.99%	1.01%[5]	0.99%[6]	0.99%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.02%	1.02%	1.05%[5]	1.05%[6]	1.05%
Ratio of net investment income to average net assets[2]	2.69%	2.85%	3.33%[5]	3.79%[6]	4.36%
Portfolio turnover	10%	26%	19%	26%	17%
Net assets at end of year (000’s omitted)	$1,575,246	$1,947,536	$1,545,765	$2,374,012	$2,121,491

	For the years ended December 31,		For the period from April 1, 2013 to December 31, 2013
Institutional Class††	2015	2014
Net Asset Value, Beginning of Period	$27.87	$27.33	$28.19
Income from Investment Operations:
Net investment income[1,2]	0.77	0.83	0.73
Net realized and unrealized gain (loss) on investments	(1.33)	0.77	(0.88)
Total income (loss) from investment operations	(0.56)	1.60	(0.15)
Less Distributions to Shareholders from:
Net investment income	(0.74)	(0.88)	(0.71)
Net realized gain on investments	(0.38)	(0.18)	—
Total distributions to shareholders	(1.12)	(1.06)	(0.71)
Net Asset Value, End of Period	$26.19	$27.87	$27.33
Total Return[2]	(2.05)%	5.88%	(0.48)%[15]
Ratio of net expenses to average net assets (with offsets/reductions)	0.89%	0.89%	0.91%[5,16]
Ratio of expenses to average net assets (with offsets)	0.89%	0.89%	0.91%[5,16]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.92%	0.92%	0.95%[5,16]
Ratio of net investment income to average net assets[2]	2.79%	2.93%	3.53%[5,16]
Portfolio turnover	10%	26%	19%[15]
Net assets at end of period (000’s omitted)	$897,526	$1,061,280	$745,121

AMG Managers Global Income Opportunity Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$19.68	$19.69	$20.56	$19.30	$19.33
Income from Investment Operations:
Net investment income[1,2]	0.65	0.57	0.51	0.53	0.53
Net realized and unrealized gain (loss) on investments	(1.87)	(0.21)	(0.80)	1.52	0.12
Total income (loss) from investment operations	(1.22)	0.36	(0.29)	2.05	0.65
Less Distributions to Shareholders from:
Net investment income	(0.28)	(0.37)	(0.58)	(0.79)	(0.68)
Net Asset Value, End of Year	$18.18	$19.68	$19.69	$20.56	$19.30
Total Return[2]	(6.22)%	1.84%	(1.40)%	10.63%	3.39%
Ratio of net expenses to average net assets (with offsets/reductions)	0.89%	0.89%	0.91%[7]	1.05%[8]	1.10%
Ratio of expenses to average net assets (with offsets)	0.89%	0.89%	0.91%[7]	1.05%[8]	1.10%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.29%	1.26%	1.23%[7]	1.36%[8]	1.39%
Ratio of net investment income to average net assets[2]	3.36%	2.78%	2.49%[7]	2.63%[8]	2.63%
Portfolio turnover	53%	56%	40%	59%	91%
Net assets at end of year (000’s omitted)	$32,141	$50,213	$48,295	$34,948	$24,608

AMG Managers Special Equity Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Service Class†††	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$88.30	$87.24	$60.14	$54.51	$52.71
Income from Investment Operations:
Net investment loss[1,2]	(0.47)[17]	(0.72)	(0.52)[9]	(0.24)[10]	(0.50)
Net realized and unrealized gain on investments	0.01	1.78	27.62	5.87	2.30
Total income (loss) from investment operations	(0.46)	1.06	27.10	5.63	1.80
Net Asset Value, End of Year	$87.84	$88.30	$87.24	$60.14	$54.51
Total Return[2]	(0.52)%[4]	1.22%	45.06%[11]	10.35%[4]	3.41%[4]
Ratio of net expenses to average net assets (with offsets/reductions)	1.35%	1.35%	1.37%[12]	1.35%[13]	1.37%[14]
Ratio of expenses to average net assets (with offsets)	1.36%	1.36%	1.38%[12]	1.36%[13]	1.38%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.51%	1.51%	1.52%[12]	1.55%[13]	1.54%
Ratio of net investment loss to average net assets[2]	(0.51)%	(0.83)%	(0.71)%[12]	(0.40)%[13]	(0.89)%
Portfolio turnover	116%	121%	129%	107%	126%
Net assets at end of year (000’s omitted)	$181,862	$205,362	$240,162	$184,142	$243,858

	For the years ended December 31,
Institutional Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$90.18	$88.87	$61.34	$55.45	$53.43
Income from Investment Operations:
Net investment loss[1,2]	(0.26)[17]	(0.51)	(0.34)[9]	(0.05)[10]	(0.29)
Net realized and unrealized gain on investments	0.00 #	1.82	27.87	5.94	2.31
Total income (loss) from investment operations	(0.26)	1.31	27.53	5.89	2.02
Net Asset Value, End of Year	$89.92	$90.18	$88.87	$61.34	$55.45
Total Return[2]	(0.29)%[4]	1.47%	44.88%	10.62%	3.78%
Ratio of net expenses to average net assets (with offsets/reductions)	1.10%	1.10%	1.12%[12]	1.10%[13]	1.12%[14]
Ratio of expenses to average net assets (with offsets)	1.11%	1.11%	1.13%[12]	1.11%[13]	1.13%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.26%	1.26%	1.27%[12]	1.30%[13]	1.29%
Ratio of net investment loss to average net assets[2]	(0.27)%	(0.58)%	(0.46)%[12]	(0.08)%[13]	(0.53)%
Portfolio turnover	116%	121%	129%	107%	126%
Net assets at end of year (000’s omitted)	$18,536	$18,917	$20,215	$16,407	$13,961

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

†	Formerly shares of the Fund’s sole class, which were reclassified and redesignated as Service Class shares on April 1, 2013.
††	Commencement of operations was April 1, 2013.
†††	All Managers Class shares were renamed Service Class shares on April 1, 2013.
#	Rounds to less than $0.01 per share.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown in the Financial Highlights.
[5]	Includes non-routine extraordinary expenses amounting to 0.023% and 0.015% of average net assets for the Service Class and Institutional Class, respectively.
[6]	Includes non-routine extraordinary expenses amounting to 0.004% of average net assets.
[7]	Includes non-routine extraordinary expenses amounting to 0.020% of average net assets.
[8]	Includes non-routine extraordinary expenses amounting to 0.004% of average net assets.
[9]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.59) and $(0.41) for the Service Class and Institutional Class, respectively.
[10]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.45) and $(0.27) for the Service Class and Institutional Class, respectively.
[11]	The total return would have been 44.56% had the capital contribution of $851,162 not been included.
[12]	Includes non-routine extraordinary expenses amounting to 0.018% and 0.018% of average net assets for the Service Class and Institutional Class, respectively.
[13]	Includes non-routine extraordinary expenses amounting to 0.003% and 0.004% of average net assets for the Service Class and Institutional Class, respectively.
[14]	Effective July 1, 2011, the Fund’s expense cap was reduced to 1.11% from 1.14%. For the period April 1, 2011 through June 30, 2011, the Fund’s expense cap was 1.14%. From January 1, 2011 through March 31, 2011, the Fund’s expense cap was 1.19%. The expense ratio shown reflects the weighted average expense ratio for the full year ended December 31, 2011.
[15]	Not annualized.
[16]	Annualized.
[17]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.69) and $(0.48) for the Service Class and Institutional Class, respectively.

Notes to Financial Statements

December 31, 2015

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds III (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are AMG Managers Bond Fund (“Bond”), AMG Managers Global Income Opportunity Fund (“Global Income Opportunity”) and AMG Managers Special Equity Fund (“Special Equity”) each a “Fund” and collectively the “Funds.” Global Income Opportunity will deduct a 1.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. For the year ended December 31, 2015, the Fund had redemption fees amounting to $1,134.

Bond and Special Equity each offer two classes of shares: Service Class and Institutional Class. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

51

Notes to Financial Statements (continued)

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact as soon as the Funds become aware of the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Special Equity had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of the Fund’s expenses. For the year ended December 31, 2015, the amount by which the Fund’s expenses were reduced and the impact on the annualized expense ratios, was $14,348 or 0.01%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custodian expenses that would otherwise be charged to each Fund. For the year ended December 31, 2015, the Funds’ custodian expense was not reduced.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2015, overdraft fees for Global Income Opportunity and Special Equity equaled $36 and $62, respectively.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are due to tax equalization, currency gains/losses, redesignation of dividends and current year write off of a net operating loss. Temporary differences are due to differing treatments for losses deferred due to excise tax regulations, contingent preferred debt instruments and wash sales.

52

Notes to Financial Statements (continued)

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 were as follows:

	Bond		Global Income Opportunity		Special Equity
	2015	2014	2015	2014	2015	2014
Distributions paid from:
Ordinary income	$70,461,227	$80,881,273	$482,617	$939,214	—	—
Short-term capital gains	2,112,677	—	—	—	—	—
Long-term capital gains	35,206,162	19,000,061	—	—	—	—

Totals	$107,780,066	$99,881,334	$482,617	$939,214	—	—

As of December 31, 2015, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Bond	Global Income Opportunity	Special Equity
Capital loss carryforward	—	$(2,053,322)	$(121,798,009)
Undistributed ordinary income	—	—	—
Undistributed short-term capital gains	—	—	—
Undistributed long-term capital gains	$1,439,028	—	—
Late-year loss deferral	—	(691,090)	(629,816)

e. FEDERAL TAXES

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2015, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2015, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, through the expiration dates listed, or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss Carryover Amounts		Expires December
Fund	Short-Term	Long-Term	31,
Global Income Opportunity
(Pre-Enactment)	$1,019,810	—	2017
(Pre-Enactment)	1,033,512	—	2018

Totals	$2,053,322

Special Equity
(Pre-Enactment)	$121,798,009	—	2017

For the year ended December 31, 2015, the following Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryovers Utilized
	Short-Term	Long-Term
Bond	—	—
Global Income Opportunity	$104,345	—
Special Equity	15,436,568	—

Notes to Financial Statements (continued)

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of these securities in accordance with the Funds’ policy on investment valuation.

For the years ended December 31, 2015 and 2014, the capital stock transactions by class for Bond, Special Equity and Global Income Opportunity were as follows:

	Bond				Special Equity
	2015		2014		2015		2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Service Class:
Proceeds from sale of shares	13,375,634	$369,405,651	25,134,692	$706,336,967	141,833	$13,310,456	127,816	$10,959,745
Reinvestment of distributions	2,388,316	64,332,254	2,120,744	59,466,578	—	—	—	—
Cost of shares repurchased	(25,478,779)	(698,541,616)	(13,950,198)	(392,082,752)	(397,066)	(37,030,495)	(554,853)	(47,485,696)

Net increase (decrease)	(9,714,829)	$(264,803,711)	13,305,238	$373,720,793	(255,233)	$(23,720,039)	(427,037)	$(36,525,951)

Institutional Class:
Proceeds from sale of shares	8,240,259	$226,155,038	15,346,011	$431,593,970	31,383	$2,992,129	36,933	$3,200,523
Reinvestment of distributions	1,427,491	38,442,052	1,200,803	33,651,290	—	—	—	—
Cost of shares repurchased	(13,467,920)	(371,646,225)	(5,737,789)	(161,216,261)	(35,017)	(3,258,941)	(54,632)	(4,715,290)

Net increase (decrease)	(3,800,170)	$(107,049,135)	10,809,025	$304,028,999	(3,634)	$(266,812)	(17,699)	$(1,514,767)

	Global Income Opportunity
	2015		2014
	Shares	Amount	Shares	Amount
Single Class:
Proceeds from sale of shares	577,925	$11,130,601	1,097,732	$22,441,055
Reinvestment of distributions	25,182	459,068	45,941	902,744
Cost of shares repurchased	(1,386,359)	(26,585,416)	(1,044,754)	(21,284,888)

Net increase (decrease)	(783,252)	$(14,995,747)	98,919	$2,058,911

At December 31, 2015, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of each Fund as follows: Bond—two collectively own 67%; Global Income Opportunity—two collectively own 40%; Special Equity—two collectively own 52%. Transactions by these shareholders may have a material impact on their respective Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by BNYM (the “Program”), provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM.

At December 31, 2015, the market value of repurchase agreements or joint repurchase agreements outstanding for Bond, Global Income Opportunity and Special Equity was $42,920,894, $1,368,050 and $21,652,250, respectively.

54

Notes to Financial Statements (continued)

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The values of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. FOREIGN SECURITIES

The Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Realized gains in certain countries may be subject to foreign taxes and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the year ended December 31, 2015, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Bond	0.625%
Global Income Opportunity	0.700%
Special Equity	0.900%

The Investment Manager has contractually agreed, through at least May 1, 2016, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of Global Income Opportunity to 0.89%, of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

The Investment Manager has contractually agreed, through at least May 1, 2016, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of Bond and Special Equity to 0.89% and 1.11%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager, Board of Trustees, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause that Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Fund’s contractual expense limitation amount. For the year ended December 31, 2015, each Fund’s components of reimbursement available are detailed in the following chart:

	Bond	Global Income Opportunity	Special Equity
Reimbursement Available - 12/31/14	$2,964,446	$407,173	$1,119,479
Additional Reimbursements	921,308	166,561	333,953
Expired Reimbursements	(1,313,568)	(98,483)	(444,026)

Reimbursement Available - 12/31/15	$2,572,186	$475,251	$1,009,406

55

Notes to Financial Statements (continued)

The expiration of each Fund’s reimbursement are as follows:

Expiration Date	Bond	Global Income Opportunity	Special Equity
Less than 1 year	$829,563	$118,215	$329,832
Within 2 years	821,315	190,475	345,621
Within 3 years	921,308	166,561	333,953

Total Amount Subject To Reimbursement	$2,572,186	$475,251	$1,009,406

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Funds may have made in JPMorgan Liquid Assets Money Market Fund, Capital Shares. For the year ended December 31, 2015, the management fee for Bond was reduced by $20,292.

Each Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as Funds’ administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. Bond, Global Income Opportunity and Special Equity each pay a fee to the Administrator at the rate of 0.25%, 0.20%, 0.25%, respectively, per annum of each Fund’s average daily net assets for this service.

Effective January 1, 2015, the Board provides supervision of the affairs of the Trust, other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds family”) and other affiliated funds. Previously, the Board provided supervision to only the Trust and other trusts within the AMG Funds family.

Beginning January 1, 2015, the aggregate annual retainer paid to each Independent Trustee of the Board is $200,000, plus $16,000, $4,000 or $2,000 for each regular, in-person special or telephonic special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $55,000 per year. The Chairman of the Audit Committee receives an additional payment of $25,000 per year.

Prior to January 1, 2015, the aggregate annual retainer paid to each Independent Trustee of the Board was $130,000, plus $7,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts formerly received an additional payment of $35,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $15,000 per year.

Effective January 1, 2015, the Trustees’ fees and expenses are generally allocated among all of the Funds in the Trust, other trusts within the AMG Funds family and other affiliated funds based on the relative net assets of such funds. Before January 1, 2015, the Trustees’ fees and expenses were generally allocated among all of the funds in the Trust and other trusts within the AMG Funds family. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid to the Independent Trustee of the Board.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Trust are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

For Bond and Special Equity Service Class shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Service Class shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of the Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the year ended December 31, 2015, were as follows:

Fund	Maximum Amount Allowed	Actual Amount Incurred
Bond
Service Class	0.10%	0.10%
Special Equity
Service Class	0.25%	0.25%

The Securities and Exchange Commission granted an exemptive order that permits each Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2015, the following Funds either borrowed from or lent to other Funds in the AMG Funds family: Bond lent $9,838,726 for one day earning interest of $168 and Special Equity lent $1,886,367 for two days earning interest of $71. The interest income amount is included in the Statement of Operations as interest income. Bond borrowed $1,626,841 for one day paying interest of $29. The interest expense amount is included in the Statement of Operations as miscellaneous expense. At December 31, 2015, the Funds had no interfund loans outstanding.

56

Notes to Financial Statements (continued)

For the year ended December 31, 2015, Special Equity executed security transactions with other funds affiliated with Lord, Abbett & Co., LLC, one of the Fund’s subadvisors. Each of the transactions were executed at the closing price of the security transacted and with no commissions under Rule 17a-7 procedures approved by the Board. The amounts purchased and sold during the year ended December 31, 2015, are reflected in the following chart:

	Number of	Total
	Transactions	Quantity	Cost/Proceeds
Purchases	5	4,834	$192,750
Sales*	4	5,100	98,186

*	Realized gain/loss was $23,209.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2015, were as follows:

	Long-Term Securities excluding (U.S. Government Obligations)
Fund	Purchases	Sales
Bond	$196,104,370	$205,217,881
Global Income Opportunity	15,292,446	25,845,875
Special Equity	246,250,184	270,454,613

	U.S. Government Obligations
Fund	Purchases	Sales
Bond	$73,543,090	$348,103,136
Global Income Opportunity	5,558,154	5,783,561
Special Equity	—	—

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At December 31, 2015, the value of the securities loaned and cash collateral received, were as follows:

	Securities	Cash Collateral
Fund	Loaned	Received
Bond	$41,330,770	$42,920,894
Global Income Opportunity	1,320,265	1,368,050
Special Equity	20,873,752	21,652,250

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expects the risk of loss to be remote.

6. RISKS ASSOCIATED WITH HIGH YIELD SECURITIES

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

7. FORWARD COMMITMENTS

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if the Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

8. DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why Global Income Opportunity uses derivative instruments, the credit risk and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to the Schedule of Portfolio Investments.

57

Notes to Financial Statements (continued)

For the year ended December 31, 2015, the average quarterly balances of derivative financial instruments outstanding were as follows:

Global Income
Foreign currency exchange contracts:	Opportunity
Average U.S. Dollar amounts purchased/sold	$17,189,832

9. FORWARD FOREIGN CURRENCY CONTRACTS

During the year ended December 31, 2015, Bond and Global Income Opportunity Funds invested in forward foreign currency contracts to facilitate transactions in foreign securities and to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities.

A forward foreign currency contract is an agreement between a fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on the settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

10. FUTURES CONTRACTS

Global Income Opportunity entered into futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. For over-the-counter (“OTC”) futures, daily variation margin is not required. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

11. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with its counterparties for the securities lending program, repurchase agreements and derivative instruments, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

Notes to Financial Statements (continued)

The following tables are a summary of the Funds’ open repurchase agreements and derivatives that are subject to master netting agreements as of December 31, 2015:

		Gross Amount Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts of Assets	Financial
	Presented in the Statement	Instruments	Cash Collateral
Fund	of Assets and Liabilities	Collateral	Received	Net Amount
Bond
Cantor Fitzgerald Securities, Inc.	$10,193,814	$10,193,814	—	—
Daiwa Capital Markets America	10,193,814	10,193,814	—	—
Mitsubishi Securities USA, Inc.	8,144,912	8,144,912	—	—
Nomura Securities International, Inc.	10,193,814	10,193,814	—	—
State of Wisconsin Investment Board	4,194,540	4,194,540	—	—

Total	$42,920,894	$42,920,894	—	—

Global Income Opportunity
Cantor Fitzgerald Securities, Inc.	$1,000,000	$1,000,000	—	—
Credit Suisse	121,736	80,298		$41,438
Daiwa Capital Markets America	368,050	368,050	—	—
UBS Securities LLC	24,293	605		23,688

Total	$1,514,079	$1,448,953	—	$65,126

Special Equity
BNP Paribas Securities Corp.	$5,142,455	$5,142,455	—	—
Cantor Fitzgerald Securities	5,142,455	5,142,455	—	—
Daiwa Capital Markets America	5,142,455	5,142,455	—	—
Nomura Securities International, Inc.	4,108,891	4,108,891	—	—
State of Wisconsin Investment Board	2,115,994	2,115,994	—	—

Total	$21,652,250	$21,652,250	—	—

		Gross Amount Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Liabilities	Financial
	Presented in the Statement	Instruments	Cash Collateral
	of Assets and Liabilities	Collateral	Pledged	Net Amount
Global Income Opportunity
Citibank N A	$12,583	—	—	$12,583
Credit Suisse	80,298	$80,298	—	—
Morgan Stanley	52,731	—	—	52,731
UBS Securities LLC	605	605	—	—

Total	$146,217	$80,903	—	$65,314

Notes to Financial Statements (continued)

12. SUBSEQUENT EVENTS

Each Fund has determined that no material events or transactions occurred through the issuance of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

TAX INFORMATION (unaudited)

The AMG Managers Bond, AMG Managers Global Income Opportunity and AMG Managers Special Equity Funds each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2015 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Managers Bond, AMG Managers Global Income Opportunity and AMG Managers Special Equity Funds each hereby designates $39,966,342, $0 and $0, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2015, or if subsequently determined to be different, the net capital gains of such year.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS III AND THE SHAREHOLDERS OF AMG MANAGERS BOND FUND, AMG MANAGERS GLOBAL INCOME OPPORTUNITY FUND AND AMG MANAGERS SPECIAL EQUITY FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AMG Managers Bond Fund, AMG Managers Global Income Opportunity Fund, and AMG Managers Special Equity Fund (the “Funds”) at December 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 29, 2016

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012	Bruce B. Bingham, 67
• Oversees 72 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Director of the Yacktman Funds (2000-2012).

• Independent Chairman • Trustee since 1999 • Oversees 72 Funds in Fund Complex

William E. Chapman, II, 74

President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 1999	Edward J. Kaier, 70
• Oversees 72 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013	Kurt A. Keilhacker, 52
• Oversees 74 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee of Aston Funds (27 portfolios) ( 2014-Present); Trustee, Gordon College (2001-2016).

• Trustee since 1993	Steven J. Paggioli, 65
• Oversees 72 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013	Richard F. Powers III, 70
• Oversees 72 Funds in Fund Complex	Adjunct Professor, Boston College (2010-2013); Trustee of Aston Funds (27 portfolios) (2014-Present); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Trustee since 1999	Eric Rakowski, 57
• Oversees 74 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013	Victoria L. Sassine, 50
• Oversees 74 Funds in Fund Complex	Lecturer, Babson College (2007 – Present); Trustee of Aston Funds (27 portfolios) (2014-Present).

• Trustee since 1987	Thomas R. Schneeweis, 68
• Oversees 72 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013—Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (““CAIA””) (2002-Present); Director, CAIA Foundation (Education), (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Trustee of Aston Funds (27 portfolios) (2010-Present).

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011	Christine C. Carsman, 63
• Oversees 74 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2014	Jeffrey T. Cerutti, 48
• Principal Executive Officer since 2014	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); Chief Executive Officer and President, Aston Funds (2015-Present); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 57

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015	Mark J. Duggan, 51 Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2007 • Treasurer since 1995 • Principal Financial Officer since 2008

Donald S. Rumery, 57

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Treasurer, AMG Funds (1999-Present); Treasurer, AMG Funds I and AMG

Funds II (2000-Present); Chief Financial Officer, AMG Funds, AMG Funds I and AMG Funds II (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors,

Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Assistant Treasurer since 2014

John C. Ball, 40

Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

• Chief Compliance Officer since 2010

John J. Ferencz, 53

Vice President, Chief Compliance Officer—AMG Family of Funds, AMG Funds LLC (2010-Present); Code of Ethics Reporting Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 41

Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300 Greenwich, CT 06830

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300 Greenwich, CT 06830

(800) 835-3879

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc. Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

FOR MANAGERSCHOICETM ONLY

AMG Funds

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, Rhode Island 02940-8047 (800) 358-7668

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com    |

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small

        Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company,

        LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth AMG TimesSquare International

        Small Cap

AMG TimesSquare Mid Cap Growth AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced

        Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors

        Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Capital         Appreciation

AMG Managers Cadence Emerging

        Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers Emerging

        Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P. Next Century Growth Investors LLC RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap

        Growth

Essex Investment Management Co., LLC

AMG Managers Real Estate Securities

CenterSquare Investment Management, Inc.

AMG Managers Skyline Special

        Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P. Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P. Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Bond

AMG Managers Global Income

        Opportunity

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AMG Managers Intermediate Duration

        Government

AMG Managers Short Duration

        Government

Amundi Smith Breeden LLC

www.amgfunds.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund - AMG Funds III	Fiscal 2015	Fiscal 2014
AMG Managers Special Equity Fund	$19,562	$23,867
AMG Managers Bond Fund	$86,323	$65,262
AMG Managers Global Income Opportunity Fund	$29,544	$43,872

(b) Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c) Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fund - AMG Funds III	Fiscal 2015	Fiscal 2014
AMG Managers Special Equity Fund	$7,225	$6,885
AMG Managers Bond Fund	$9,240	$8,830
AMG Managers Global Income Opportunity Fund	$9,240	$8,830

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2015 and $0 for fiscal 2014, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e) (2) None.

(f)	Not applicable.

(g) The aggregate fees billed by PwC in 2015 and 2014 for non-audit services rendered to the Funds and Fund Service Providers were $91,705 and $90,545, respectively. For the fiscal year ended December 31, 2015, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $0 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended September 30, 2014, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $0 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940—Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940—Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS III

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	March 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	March 8, 2016

By:	/s/ Donald S. Rumery
Donald S. Rumery, Principal Financial Officer

Date:	March 8, 2016